PROSPECTUS

                                    PINNACLE
                        FLEXIBLE PREMIUM VARIABLE ANNUITY
                   issued by INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes flexible premium variable annuity contracts offered to individuals and to groups by Integrity Life Insurance Company, a subsidiary of The Western and Southern Life Insurance Company (W&S). The contracts (collectively, a CONTRACT) provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Two separate accounts, Separate Account II and Separate Account Ten, fund the variable annuity contract. You may allocate contributions to various available investment divisions of the Separate Accounts, called Variable Account Options, or to our Fixed Accounts, or both. The Variable Account Options and Fixed Accounts are together referred to as INVESTMENT OPTIONS.

Your contributions to the Variable Account Options of Separate Account II are invested in shares of the Portfolios of corresponding mutual funds. The prospectuses for the Portfolios describe their investment objectives, policies and risks. Contributions to the Variable Account Options of Separate Account Ten are allocated to its Select Ten Plus Divisions, which invest directly in securities. The value of your contributions to the Variable Account Options reflects the performance of the Portfolios and/or the Select Ten Plus Divisions. There are 50 Variable Account Options available under the Separate Accounts:

DEUTSCHE ASSET MANAGEMENT VIT FUNDS                       MFS FUNDS
Deutsche VIT EAFE(R) Equity Index Fund                    MFS Capital Opportunities Portfolio
Deutsche VIT Equity 500 Index Fund                        MFS Emerging Growth Portfolio
Deutsche VIT Small Cap Index Fund                         MFS Investors Trust Portfolio
                                                          MFS Mid Cap Growth Portfolio
FIDELITY VIP FUNDS                                        MFS New Discovery Portfolio
Fidelity VIP Equity-Income Portfolio                      MFS Investors Growth Stock Portfolio
Fidelity VIP Contrafund Portfolio                         MFS Research Portfolio
Fidelity VIP Growth & Income Portfolio                    MFS Total Return Portfolio
Fidelity VIP Growth Opportunities Portfolio
Fidelity VIP Growth Portfolio                             MORGAN STANLEY UIF PORTFOLIOS
Fidelity VIP Mid Cap Portfolio                            Morgan Stanley UIF Emerging Markets Debt Portfolio
Fidelity VIP Dynamic Capital Appreciation Portfolio       Morgan Stanley UIF High Yield Portfolio
Fidelity VIP Money Market Portfolio                       Morgan Stanley UIF U.S. Real Estate Portfolio

JANUS ASPEN SERIES                                        PUTNAM FUNDS
Janus Aspen Aggressive Growth Portfolio                   Putnam VT Voyager Fund II
Janus Aspen Growth Portfolio                              Putnam VT International Growth
Janus Aspen Capital Appreciation Portfolio                Putnam VT Growth and Income Fund
Janus Aspen Core Equity Portfolio                         Putnam VT Technology Fund
Janus Aspen Balanced Portfolio                            Putnam VT Small Cap Value Fund
Janus Aspen Worldwide Growth Portfolio
Janus Aspen International Growth Portfolio                SELECT TEN PLUS DIVISIONS
Janus Aspen Strategic Value                               Select Ten Plus Division-March
                                                          Select Ten Plus Division-June
J.P. MORGAN SERIES TRUST II                               Select Ten Plus Division-September
J.P. Morgan International Opportunities Portfolio         Select Ten Plus Division-December
J.P. Morgan Bond Portfolio
                                                          VAN KAMPEN LIFE UIT PORTFOLIOS
THE LEGENDS FUND                                          Van Kampen Bandwidth & Telecommunications
Baron Small Cap Portfolio                                 Van Kampen Biotechnology & Pharmaceutical
Gabelli Large Cap Value Portfolio                         Van Kampen Internet
Harris Bretall Sullivan & Smith Equity Growth             Van Kampen Morgan Stanley High-Tech 35
Third Avenue Value Portfolio                              Van Kampen Morgan Stanley U.S. Multinational

Part I of this prospectus describes the contract and provides background information about the Separate Accounts. Part II of this prospectus (beginning on page 49) provides information about the investment activities and operations of the Select Ten Plus Divisions, including their investment policies.

We also offer Guaranteed Rate Options (GROs) and Systematic Transfer Options
(STOS), together referred to as FIXED ACCOUNTS. The money you put into a GRO earns a fixed interest rate that we declare at the beginning of the duration you select. A MARKET VALUE ADJUSTMENT will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO can't be decreased below an amount equal to your contribution less prior withdrawals, plus interest compounded at an annual effective rate of 3%, less any administrative charges and less any charges for the EEB option, if elected (MINIMUM VALUE). Withdrawal charges, charges for the EEB option (if elected), and an annual administrative charge may apply, and may invade principal. Your allocation to the STO earns a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE SIX-MONTH STO INTO OTHER INVESTMENT OPTIONS WITHIN SIX MONTHS AND TRANSFER ALL CONTRIBUTIONS TO THE TWELVE-MONTH STO WITHIN ONE YEAR OF CONTRIBUTION. THIS MAY BE DONE ON A MONTHLY OR QUARTERLY BASIS DEPENDING UPON THE STO YOU SELECT.

This prospectus contains information about the contract that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current Portfolio prospectuses, which you should also read.

For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074. Our express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202-3319. You may also call us at 1-800-325-8583.

Registration statements relating to the contract, which include a Statement of Additional Information (SAI) dated February 25, 2002, have been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. The table of contents for the SAI is found in Appendix D.

THE CONTRACT IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, ANY BANK, NOR IS IT INSURED BY THE FDIC. IT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE CONTRACT OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU CAN REVIEW AND COPY INFORMATION ABOUT THE CONTRACT AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR HOURS OF OPERATION OF THE PUBLIC REFERENCE ROOM, PLEASE CALL 1-800-SEC-0330. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE CONTRACT ON THE SEC'S INTERNET SITE AT http://www.sec.gov. COPIES OF THAT INFORMATION ARE ALSO AVAILABLE, AFTER PAYING A DUPLICATING FEE, BY ELECTRONIC REQUEST TO publicinfo@sec.gov OR BY WRITING THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20459-0102.

The date of this prospectus is February 25, 2002.

                                TABLE OF CONTENTS

PART I                                                                                                PAGE
SECTION 1 - SUMMARY

Your Variable Annuity Contract                                                                           8
Your Benefits                                                                                            8
How Your Contract is Taxed                                                                               8
Your Contributions                                                                                       8
Your Investment Options                                                                                  8
Variable Account Options                                                                                 8
Account Value, Adjusted Account Value and Cash Value                                                     9
Transfers                                                                                                9
Charges and Fees                                                                                         9
Withdrawals                                                                                              9
Your Initial Right to Revoke                                                                             9
Table of Annual Fees and Expenses                                                                       10
Examples                                                                                                15
Risk/Return Summary: Investments and Risks                                                              18

SECTION 2 - INTEGRITY AND THE SEPARATE ACCOUNTS

Integrity Life Insurance Company                                                                        18
The Separate Accounts and the Variable Account Options                                                  18
Assets of Our Separate Accounts                                                                         19
Changes In How We Operate                                                                               19

SECTION 3 - YOUR INVESTMENT OPTIONS

Deutsche Asset Management VIT Funds                                                                     19
Fidelity VIP Funds                                                                                      19
Janus Aspen Series                                                                                      21
J.P. Morgan Series Trust II                                                                             23
The Legends Fund                                                                                        23
MFS Funds                                                                                               24
Morgan Stanley UIF Portfolios                                                                           26
Putnam Funds                                                                                            26
Van Kampen Life UIT Portfolios                                                                          27
The Select Ten Plus Divisions of Separate Account Ten                                                   28
Fixed Accounts                                                                                          29
      Guaranteed Rate Options                                                                           29
         Renewals of GRO Accounts                                                                       29
         Market Value Adjustments                                                                       30
      Systematic Transfer Option                                                                        30

SECTION 4 - DEDUCTIONS AND CHARGES

Separate Account Charges                                                                                31
Annual Administrative Charge                                                                            31
Portfolio and Division Charges                                                                          31
Reduction or Elimination of Separate Account or Administrative Charges                                  31
State Premium Tax Deduction                                                                             31
Contingent Withdrawal Charge                                                                            31
Reduction or Elimination of the Contingent Withdrawal Charge                                            32
Transfer Charge                                                                                         32

                                       3

Hardship Waiver                                                                                         32
Tax Reserve                                                                                             32

SECTION 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract                                                                       33
Your Account Value                                                                                      33
Units in Our Separate Accounts                                                                          33
How We Determine Unit Value                                                                             34
Transfers                                                                                               35
Excessive Trading                                                                                       35
Withdrawals                                                                                             36
Assignments                                                                                             36
Death Benefits and Similar Benefit Distributions                                                        36
Annuity Benefits                                                                                        37
Annuities                                                                                               37
Fixed Annuity Payments                                                                                  37
Timing of Payment                                                                                       38
How You Make Requests and Give Instructions                                                             38

SECTION 6 - OPTIONAL CONTRACT FEATURE

Enhanced Earnings Benefit                                                                               38

SECTION 7 - VOTING RIGHTS

Portfolio Voting Rights                                                                                 39
How We Determine Your Voting Shares                                                                     40
How Portfolio Shares Are Voted                                                                          40
How Separate Account Ten Interests Are Voted                                                            40
Separate Account Voting Rights                                                                          40

SECTION 8 - TAX ASPECTS OF THE CONTRACT

Introduction                                                                                            41
Your Contract is an Annuity                                                                             41
Taxation of Annuities Generally                                                                         41
Distribution-at-Death Rules                                                                             42
Diversification Standards                                                                               42
Partial 1035 Exchanges                                                                                  42
Tax-Favored Retirement Programs                                                                         43
Inherited IRAs                                                                                          43
Federal and State Income Tax Withholding                                                                43
Impact of Taxes on Integrity                                                                            43
Transfers Among Investment Options                                                                      43

SECTION 9 - ADDITIONAL INFORMATION

Systematic Withdrawals                                                                                  44
Income Plus Withdrawal Program                                                                          44
Choices Plus Minimum Required Distribution Program                                                      45
Dollar Cost Averaging                                                                                   45
Systematic Transfer Program                                                                             45
Customized Asset Rebalancing                                                                            46
Systematic Contributions                                                                                46
Legal Proceedings                                                                                       46

                                       4

SECTION 10 - PRIOR CONTRACTS

Death Benefit Information for Contracts Issued before January 1, 1997                                   46
Reduction in Charges for Contracts Issued between January 1, 1995 and February 1, 1997                  46
Contingent Withdrawal Charge for Contracts Issued before February 15, 1997                              47
Retirement Date                                                                                         48
Contracts Issued to Oregon Residents                                                                    48
Hardship Waivers                                                                                        48
Limitation on Number of Investment Options for Contracts Issued before July 17, 2000                    49
Total Separate Account Annual Expenses for Contracts Issued before July 16, 2001                        49
Death Benefit Information for Contracts Issued after January 1, 1997 & before July 16, 2001             49
Free Withdrawals for Contracts Issued before July 16, 2001                                              49
Six Month Systematic Transfer Program for Contracts Issued before July 16, 2001                         49
Janus Aspen Money Market Portfolio available for Contracts Issued before July 16, 2001                  49
New Share Classes added effective July 16, 2001                                                         49

PART II - THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

SECTION 1 - INVESTMENT OBJECTIVE, STRATEGY AND RISK FACTORS

The Divisions                                                                                           50
Investment Objective                                                                                    50
Investment Strategy                                                                                     51
Dow Jones Industrial Average                                                                            52
Risk Factors                                                                                            52

SECTION 2 - PERFORMANCE INFORMATION

Performance History of the Dogs of the Dow Strategy - Comparison of Total Return                        53
Performance History of the Dogs of the Dow Strategy - $10,000 Hypothetical Investment                   55

SECTION 3 - CONTRACTHOLDER INFORMATION

Pricing of Units                                                                                        55
Dividends and Distributions                                                                             55

SECTION 4 - MANAGEMENT

The Investment Adviser                                                                                  56
The Sub-Adviser                                                                                         57

APPENDIX A  - FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS                                           58
APPENDIX B - ILLUSTRATION OF A MARKET VALUE ADJUSTMENT                                                  63
APPENDIX C - ENHANCED EARNINGS BENEFIT CALCULATION EXAMPLE                                              66
APPENDIX D - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION                                   67

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    GLOSSARY


ACCOUNT VALUE - the value of your contract, which consists of the values of your Fixed Accounts and Variable Account Options added together.

ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.

ANNUITANT - the person upon whose life an annuity benefit and death benefit are based.

BUSINESS DAY - any day that the New York Stock Exchange is open.

CASH VALUE - your Adjusted Account Value reduced by any withdrawal charges and/or any pro rata annual administrative charges that may apply.

ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.

FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.

GAIN - Account Value less Net Premiums.

GRO - Guaranteed Rate Option, which offer durations of two, three, five, seven and ten years and lock in a fixed annual effective interest rate.

GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate, less any administrative charges and less any charges for the EEB option, if elected.

GUARANTEE PERIOD -- the duration of your GRO Account.

GUARANTEED INTEREST RATE - a fixed annual effective interest rate that we declare for the duration of your GRO Account.

INVESTMENT OPTIONS - Variable Account Options and Fixed Accounts, collectively.

MARKET VALUE ADJUSTMENT ("MVA") - an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account for withdrawals, surrenders, transfers and certain other transactions made before the GRO Account expires.

MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, less prior withdrawals (and associated charges), accumulated at 3% interest annually, less any administrative charges and less any charges for the EEB option, if elected.

NET PREMIUMS- Total Customer Contributions less any withdrawals or loans.

PORTFOLIO - an investment portfolio of a mutual fund in which Separate Account II invests its assets.

RETIREMENT DATE - the date you elect annuity payments to begin. The Retirement Date can't be later than your 98th birthday, or earlier if required by law.

SEPARATE ACCOUNTS - Separate Account II and Separate Account Ten of Integrity Life Insurance Company. Each Separate Account consists of assets that are segregated by Integrity and invested in Variable Account Options.

STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within either six months or one year of your most recent STO contribution.

TOTAL CUSTOMER CONTRIBUTIONS- The sum of all premiums contributed by the policyholder.

UNIT - a measure of your ownership interest in a Variable Account Option.

UNIT VALUE - the value of each unit calculated on any Business Day.

VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract, consisting of the Divisions and the Portfolios. The value of your contract will reflect the investment performance of the Variable Account Options you choose.

PART I

SECTION I - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

When this prospectus uses the terms "we," "our" and "us," it means Integrity Life Insurance Company (INTEGRITY). When it uses the terms "you" and "your" it means the Annuitant, who is the person upon whose life the annuity benefit and the death benefit are based. That person is usually the owner of the contract. If the Annuitant doesn't own the contract, the owner has all the rights under the contract until annuity payments begin. If there are joint owners, they share the contract rights and any changes or transactions must be signed by both of them. The death of the first joint owner will determine the timing of distribution.

If you want to invest for retirement by buying a Pinnacle Variable Annuity, complete a Customer Profile form (unless your state requires an application) and send it to us along with at least the minimum initial contribution. Because the premium is flexible, additional contributions can be any amount you choose, as long as they are above the minimum required contribution discussed below.

YOUR BENEFITS

Your contract has an Account Value, an annuity benefit and a death benefit. These benefits are described in more detail below.

Your benefits under the annuity contract may be controlled by the usual tax rules for annuities, including deferral of taxes on your investment growth until you actually make a withdrawal. You should read Part I, Section 7, "Tax Aspects of the Contract" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under tax-favored retirement programs, which may be subject to special eligibility and contribution rules.

HOW YOUR CONTRACT IS TAXED

Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.

YOUR CONTRIBUTIONS

The minimum initial contribution is $1,000 (some states may require a higher initial contribution). Additional contributions can be as little as $100. Some tax-favored retirement plans allow smaller contributions. For more details on contribution requirements, see Part I, Section 5, "Contributions Under Your Contract."

YOUR INVESTMENT OPTIONS

You may have your contributions placed in the Variable Account Options or in the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and Fixed Accounts are together referred to as the INVESTMENT OPTIONS. See "Contributions Under Your Contract" in Part I, Section
5. The effective dates of contributions to the Select Ten Plus Divisions are subject to special rules. See "Investment Strategy" in Part II, Section 1. To select Investment Options that most closely reflect your investment goals, see
Part I, Section 3, "Your Investment Options."

VARIABLE ACCOUNT OPTIONS

Each of the Variable Account Options, except the Select Ten Plus Divisions, invests in shares of an investment portfolio of a mutual fund. Each investment portfolio is referred to as a PORTFOLIO. The investment goals of each Variable Account Option are the same as the Portfolio in which it's invested. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in a GROWTH Portfolio. Your value in a Variable Account Option will vary with the performance of the corresponding

Portfolio. For a full description of each Portfolio, see that Portfolio's prospectus and Statement of Additional Information. The Select Ten Plus Divisions invest directly in securities. For a full description of the Select Ten Plus Divisions, see Part II.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

Your ACCOUNT VALUE consists of the values of your Fixed Accounts and Variable Account Options added together. Your ADJUSTED ACCOUNT VALUE is your Account Value increased or decreased by any MARKET VALUE ADJUSTMENT. Your Account Value in the GROs can never be decreased below the Minimum Value. You'll find a discussion of Market Value Adjustment in the Guaranteed Rate Options paragraph of Part I, Section 3, "Your Investment Options." Your Cash Value is your ADJUSTED ACCOUNT VALUE reduced by any withdrawal charges or pro rata annual administrative charges that may apply. Fees and charges are discussed in more detail below.

TRANSFERS

You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these under "Transfers" in Part I, Section 5. Any transfer must be for at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs:
(i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) transfer of your STO contributions. All of these programs are discussed in Part I,
Section 8. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer.

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account. A daily charge equal to an annual fee of 1.45% is deducted from the Account Value of each of your Variable Account Options (except the Select Ten Plus Divisions) to cover mortality and expense risks (1.30%) and certain administrative expenses (.15%). For the Select Ten Plus Divisions, a daily charge equal to an annual fee of 1.35% is deducted from the Account Value to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charges will never be greater than this. For more information about these charges, see Part I, Section 4, "Deductions and Charges."

Investment management fees and other expenses are deducted from Separate Account Ten and from amounts Separate Account II invests in the Portfolios. The advisory fees of a Portfolio or Division can't be increased without the consent of its shareholders. See "Table of Annual Fees and Expenses" below. For a discussion about the fees of various investment advisers and sub-advisers of the Portfolios, see the Portfolio prospectuses. For a discussion about the fees of investment adviser and sub-adviser of the Divisions, see Part II, Section 4.

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be for at least $300. You may withdraw up to 15% of your Account Value each contract year with no withdrawal charges. After the first 15% within a contract year, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account. See Part I, Section 4, "Contingent Withdrawal Charge" and Part I, Section 5, "Withdrawals."

YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in certain states. If you cancel your contract, we'll return your Account Value, which may be more or less than your initial contribution depending upon the investment experience of the Investment Options you selected. You bear the investment risk during the ten-day period, as well as any fees and charges incurred during the period your contract is in force. If your state requires, upon cancellation we'll return your contribution without assessing any fees, charges or other adjustments. We'll return the amount of any contribution to the Guaranteed Rate Option upon cancellation.

TABLE OF ANNUAL FEES AND EXPENSES

OWNER TRANSACTION EXPENSES
      Sales Load on Purchases                                                                           $0
      Deferred Sales Load (as a percentage of contributions)(1)                                 8% Maximum
      Exchange Fee (assessed after 12 transfers in one contract year)(2)                               $20

ANNUAL ADMINISTRATIVE CHARGE

      Annual Administrative Charge*                                                                    $30
      * This charge applies only if the Account Value is less than $50,000 at the end of any contract year before your Retirement Date. See "Annual
        Administrative Charge" in Part I, Section 4.

Annual Expenses of Separate Account II
(AS A PERCENTAGE OF SEPARATE ACCOUNT VALUE)(3)

Mortality and Expense Risk Charge                                                                    1.30%
Administrative Expenses                                                                               .15%
                                                                                                     -----
Base Contract Total Separate Account II Annual Expenses                                              1.45%
                                                                                                     =====

Optional Enhanced Earnings Benefit Charge, Issue Age 0-59                                             .20%
                                                                                                     -----
Highest Possible Total Separate Account Annual Expenses if this Option Elected                       1.65%
                                                                                                     =====

OPTIONAL CONTRACT EXPENSES

Enhanced Earnings Benefit (Charges are assessed to both the Separate and Fixed Accounts)

ISSUE AGE                                                                                      ANNUAL COST
---------                                                                                      -----------
0-59                                                                                                  .20%
Total Separate Account II Charges with EEB                                                           1.65%
                                                                                                     =====

60-69                                                                                                 .40%
Total Separate Account II Charges with EEB                                                           1.85%
                                                                                                     =====

70-79                                                                                                 .50%
Total Separate Account II Charges with EEB                                                           1.95%
                                                                                                     =====

PORTFOLIO ANNUAL EXPENSES AFTER WAIVERS/REIMBURSEMENTS
(AS A PERCENTAGE OF AVERAGE NET ASSETS) (4)

                                                                      MANAGEMENT        OTHER        12b-1       TOTAL ANNUAL
PORTFOLIO                                                                FEES          EXPENSES       FEE          EXPENSES
---------                                                                ----          --------       ---          --------
Deutsche VIT EAFE(R) Equity Index                                        .45%            .20%(5)      .00%         .65%(5)
Deutsche VIT Equity 500 Index                                            .20%            .10%(5)      .00%         .30%(5)
Deutsche VIT Small Cap Index                                             .35%            .10%(5)      .00%         .45%(5)
Fidelity VIP Equity-Income, Service Class 2                              .48%            .10%         .25%         .83%(6)
Fidelity VIP Contrafund, Service Class 2                                 .57%            .10%         .25%         .92%(6)
Fidelity VIP Growth & Income, Service Class 2                            .48%            .12%         .25%         .85%(6)
Fidelity VIP Growth Opportunities, Service Class 2                       .58%            .12%         .25%         .95%(6)
Fidelity VIP Growth, Service Class 2                                     .57%            .09%         .25%         .91%(6)
Fidelity VIP Mid Cap, Service Class 2                                    .57%            .17%         .25%         .99%(6)
Fidelity VIP Dynamic Capital Appreciation, Service Class 2               .57%            .61%         .25%        1.43%(7)
Fidelity VIP Money Market, Service Class 2                               .27%            .08%         .25%         .60%(8)
Janus Aspen Series Aggressive Growth, Service Shares                     .65%            .02%         .25%         .92%(9)
Janus Aspen Series Growth, Service Shares                                .65%            .02%         .25%         .92%(9)
Janus Aspen Series Capital Appreciation, Service Shares                  .65%            .02%         .25%         .92%(9)
Janus Aspen Series Core Equity, Service Shares                           .26%            .99%(10)     .25%        1.50%(9,10)
Janus Aspen Series Balanced, Service Shares                              .65%            .02%         .25%         .92%(9)
Janus Aspen Series Worldwide Growth, Service Shares                      .65%            .05%         .25%         .95%(9)
Janus Aspen Series International Growth, Service Shares                  .65%            .06%         .25%         .96%(9)
Janus Aspen Series Strategic Value, Service Shares                       .00%           1.25%(10)     .25%        1.50%(9,10)
J.P. Morgan International Opportunities                                  .60%            .60%         .00%        1.20%(11)
J.P. Morgan Bond                                                         .30%            .45%         .00%         .75%
Baron Small Cap                                                         1.05%            .50%         .00%        1.55%(12)
Gabelli Large Cap Value                                                  .90%            .50%         .00%        1.40%(12)
Harris Bretall Sullivan & Smith Equity Growth                            .65%            .38%         .00%        1.01%
Third Avenue Value                                                       .65%            .43%         .00%        1.08%
MFS Capital Opportunities, Service Class                                 .75%            .16%         .20%        1.11%(13)
MFS Emerging Growth, Service Class                                       .75%            .10%         .20%        1.05%(13)
MFS Investors Trust, Service Class                                       .75%            .12%         .20%        1.07%(13)
MFS Mid Cap Growth, Service Class                                        .75%            .16%         .20%        1.11%(13)
MFS New Discovery, Service Class                                         .90%            .16%         .20%        1.26%(13)
MFS Investors Growth Stock, Service Class                                .75%            .16%         .20%        1.11%(13)
MFS Research, Service Class                                              .75%            .10%         .20%        1.05%(13)
MFS Total Return, Service Class                                          .75%            .15%         .20%        1.10%(13)
Morgan Stanley UIF Emerging Markets Debt                                 .59%(14)        .81%         .00%        1.40%(14)
Morgan Stanley UIF High Yield                                            .26%(14)        .54%         .00%         .80%(14)
Morgan Stanley UIF U.S. Real Estate                                      .74%(14)        .36%         .00%        1.10%(14)
Putnam VT Voyager Fund II-Class IB Shares                                .70%            .30%         .25%(15)    1.25%(16)
Putnam VT International Growth Fund-Class IB Shares                      .76%            .18%         .25%(15)    1.19%(16)
Putnam VT Technology Fund-Class IB Shares                               1.00%            .78%         .25%(15)    2.03%(16)
Putnam VT Growth and Income Fund-Class IB Shares                         .46%            .04%         .25%(15)     .75%(16)
Putnam VT Small Cap Value Fund-Class IB Shares                           .80%            .30%         .25%(15)    1.35%(16)
Van Kampen Bandwidth & Telecommunications                                .00%           1.20%         .00%        1.20%(17)
Van Kampen Biotechnology & Pharmaceutical                                .00%           1.20%         .00%        1.20%(17)
Van Kampen Internet                                                      .00%           1.20%         .00%        1.20%(17)
Van Kampen Morgan Stanley High-Tech 35                                   .00%           1.10%         .00%        1.10%(17)
Van Kampen Morgan Stanley U.S. Multinational                             .00%           1.10%         .00%        1.10%(17)

ANNUAL EXPENSES OF SEPARATE ACCOUNT TEN
(AS A PERCENTAGE OF SEPARATE ACCOUNT VALUE) (3)

      Mortality and Expense Risk Charge                                                              1.20%
      Administrative Expenses                                                                         .15%
                                                                                                     -----
      Total Separate Account Ten Annual Expenses                                                     1.35%
                                                                                                     =====

OPTIONAL CONTRACT EXPENSES

Enhanced Earnings Benefit (Charges are assessed to both the Separate and Fixed Accounts)


ISSUE AGE                                                                                      ANNUAL COST

0-59                                                                                                  .20%
Total Separate Account II Charges with EEB                                                           1.55%
                                                                                                    ------

60-69                                                                                                 .40%
Total Separate Account II Charges with EEB                                                           1.75%
                                                                                                      ----

70-79                                                                                                 .50%
Total Separate Account II Charges with EEB                                                           1.85%
                                                                                                      ----

DIVISION ANNUAL EXPENSES AFTER REIMBURSEMENT
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                         MANAGEMENT FEES(18)     OTHER EXPENSES(19)       TOTAL ANNUAL EXPENSES(19)
                                         -------------------     ------------------       -------------------------
Select Ten Plus Division-March                   .50%                  .35%                           .85%
Select Ten Plus Division-June                    .50%                  .35%                           .85%
Select Ten Plus Division-September               .50%                  .35%                           .85%
Select Ten Plus Division-December                .50%                  .35%                           .85%

-------------------------

(1) See "Deductions and Charges - Contingent Withdrawal Charge" in Part I,
Section 4. You may make a partial withdrawal of up to 15% of the Account Value in any contract year minus withdrawals during the current contract year, without incurring a withdrawal charge.

(2) After the first twelve transfers during a contract year, we will charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, customized asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part I, Section 4.

(3) See "Deductions and Charges - Separate Account Charges" in Part I,
Section 4.

(4) These fees may be lower for contracts purchased prior to July 16, 2001, as certain Portfolios available in contracts purchased prior to that date had either lower or no 12b-1 fees associated with those Portfolios.

(5) Deutsche Asset Management, Inc. has voluntarily undertaken to waive its fees and to reimburse the Portfolios for certain expenses so that the EAFE(R) Equity Index Fund, Equity 500 Index Fund and Small Cap Index Fund Total Annual Expenses will not exceed 0.65%, 0.30% and 0.45%, respectively. Without the waiver and reimbursement, Total Annual Expenses for the year ended December 31, 2001 would have been as follows: 0.92% for the EAFE(R) Equity Index Fund, 0.34% for the Equity Index Fund and 0.69% for the Small Cap Index Fund.

(6) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Portfolio paid was used to reduce the Portfolio's expenses, and/or because through arrangements with the Portfolio's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Portfolio's custodian expenses. See the Portfolio's prospectus for details.

(7) The annual class operating expenses provided are based on estimated expenses for the fiscal year ended December 31, 2000.

(8) The annual class operating expenses provided are based on historical expenses, adjusted to reflect the current management fee structure. The Portfolio's manager has voluntarily agreed to reimburse the class's expenses if they exceed a certain level. Without this reimbursement, the annual class operating expenses would have been 0.98%. This arrangement may be discontinued by the Portfolio's manager at any time.

(9) Expenses are based on expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Aggressive Growth, Growth, Balanced, Capital Appreciation, Core Equity, Worldwide Growth and International Growth Portfolios. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.

(10) Without waivers and reductions by Janus Capital, the Management Fee, Other Expenses, 12b-1 Fee and Total Annual Expenses would have been .65%, 1.13%, .25%, and 2.03%, respectively, for the Janus Aspen Core Equity Portfolio, and .65%, 2.82%, .25%, and 3.72%, respectively, for the Janus Aspen Strategic Value Portfolio.

(11) The information in this table has been restated to reflect a voluntary agreement by Morgan Guaranty Trust Company of New York, an affiliate of JPMIM, to reimburse the Portfolio to the extent certain expenses exceed 1.20% of the Portfolio's average daily net assets during fiscal year 2001. Without this agreement, the Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 2000 would have been as follows: 1.13% and 1.73% for the International Opportunities Portfolio.

(12) Touchstone Advisors has agreed to reimburse each of The Legends Fund Portfolios for Other Expenses (excluding management fees) above an annual rate of .50% of average net assets for all Portfolios of The Legends Fund. Without reimbursements, Total Annual Expenses for the Portfolio's fiscal year ended June 30, 2000 would have been 1.41% for the Gabelli Large Cap Value Portfolio and would have been 2.25% for the Baron Small Cap Portfolio. Touchstone Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but doesn't intend to do so during 2001. In The Legends Fund's prospectus, see "Management of the Fund."

(13) MFS has contractually agreed, subject to reimbursement, to bear the Portfolios' expenses so that the Other Expenses presented in the table do not exceed 0.15% annually (after taking into account the expense offset arrangement described below). These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees that oversees the Portfolios. Without these contractual fee arrangements, the Total Annual Expenses for the fiscal year ended December 31, 2000 for the Mid Cap Growth Portfolio would have been 2.41%, for the New Discovery Portfolio would have been 1.29%, and for the Investors Growth Stock Portfolio would have been 1.12%. In addition, each Portfolio has an expense offset arrangement that reduces its custodian fee based upon the amount of cash it maintains with its custodian and dividend disbursing agent. The Portfolios may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing their expenses. The Other Expenses presented in the table do not take into account these expense reductions, and are therefore higher than the actual expenses of the Portfolios. Had these fee reductions been taken into account the Total Annual Expenses presented in the table would be lower, and are estimated to be 1.10% for the Capital Opportunities Portfolio, 1.04% for the Emerging Growth Portfolio, 1.06% for the Investors Trust Portfolio, 1.10% for the Mid Cap Growth Portfolio, and 1.25% for the New Discovery Portfolio.

(14) The Portfolios' expenses were voluntarily waived and reimbursed by the Portfolios' investment advisers. Without the waiver and/or reimbursement, the respective Management Fee and Total Annual Expenses for the fiscal year ended December 31, 2000 would have been as follows: .80% and 1.61% for the Emerging Markets Debt Portfolio; .50% and 1.04% for the High Yield Portfolio; and .80% and 1.16% for the U.S. Real Estate Portfolio. MSAM or Miller Anderson & Sherrerd, LLP may modify or terminate the waivers or reductions at any time.

(15) The Funds' fees have been restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC. The trustees of Putnam Variable Trust currently limit 12b-1 fee payments on Class IB shares to 0.25% of average net assets.

(16) Reflects annualized expenses as of December 31, 2000.

(17) These expenses are estimated based upon an initial accumulation unit value of $10. Van Kampen Funds, Inc. has agreed if actual organizational costs and annual expenses exceed $0.10 per unit in any year, Van Kampen Funds, Inc. will voluntarily pay any excess at its own expense. Please see the Van Kampen Life Portfolios prospectus for more detail.

(18) Touchstone Advisors will pay a portion of its Management Fee to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million and .05% of the Divisions' average daily net assets in excess of $100 million. Touchstone Advisors has guaranteed it or an affiliate will pay National Asset an annual minimum sub-advisory fee of $50,000.

(19) Touchstone Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of each Division's average net assets. Without that reimbursement, Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 2000 would have been .98% and 1.48%, respectively, for the March Division, 1.10% and 1.60%, respectively, for the June Division, .95% and 1.45%, respectively, for the September Division, and .55% and 1.05%, respectively, for the December Division. Touchstone Advisors reserves the right to withdraw or modify its policy of expense reimbursement for the Divisions, but doesn't intend to do so during 2001.

EXAMPLES

The examples below show the expenses on a $1,000 investment, assuming a $60,000 average contract value and a 5% annual rate of return on assets. These figures include the Enhanced Earnings Benefit charges for issue age 0-59.

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

PORTFOLIO                                                         1 YEAR        3 YEARS       5 YEARS      10 YEARS
---------                                                         ------        -------       -------      --------
Deutsche VIT EAFE(R) Equity Index                                 $107.14       $143.21       $181.76       $299.70
Deutsche VIT Equity 500 Index                                     $103.56       $132.47       $163.90       $264.37
Deutsche VIT Small Cap Index                                      $105.09       $137.08       $171.59       $279.66
Fidelity VIP Equity-Income: Service Class 2                       $108.99       $148.71       $190.84       $317.38
Fidelity VIP Contrafund: Service Class 2                          $109.91       $151.44       $195.35       $326.10
Fidelity VIP Growth & Income: Service Class 2                     $109.19       $149.32       $191.84       $319.33
Fidelity VIP Growth Opportunities: Service Class 2                $110.22       $152.36       $196.85       $328.99
Fidelity VIP Growth: Service Class 2                              $109.81       $151.14       $194.85       $325.14
Fidelity VIP Mid Cap: Service Class 2                             $110.63       $153.57       $198.85       $332.83
Fidelity VIP Dynamic Capital Appreciation: Service Class 2        $115.13       $166.87       $220.59       $374.03
Fidelity VIP Money Market: Service Class 2                        $106.63       $141.68       $179.22       $294.73
Baron Small Cap                                                   $116.36       $170.47       $226.45       $384.94
Gabelli Large Cap Value                                           $114.83       $165.96       $219.12       $371.28
Harris Bretall Sullivan & Smith Equity Growth                     $110.83       $154.18       $199.84       $334.74
Third Avenue Value                                                $111.55       $156.30       $203.33       $341.41
Janus Aspen Aggressive Growth: Service Shares                     $109.91       $151.44       $195.35       $326.10
Janus Aspen Growth: Service Shares                                $109.91       $151.44       $195.35       $326.10
Janus Aspen Capital  Appreciation: Service Shares                 $109.91       $151.44       $195.35       $326.10
Janus Aspen Core Equity: Service Shares                           $115.85       $168.97       $224.01       $380.41
Janus Aspen Balanced: Service Shares                              $109.91       $151.44       $195.35       $326.10
Janus Aspen Worldwide Growth: Service Shares                      $110.22       $152.36       $196.85       $328.99
Janus Aspen International Growth: Service Shares                  $110.32       $152.66       $197.35       $329.95
Janus Aspen Strategic Value: Service Shares                       $115.85       $168.97       $224.01       $380.41
J.P. Morgan International Opportunities                           $112.78       $159.93       $209.28       $352.73
J.P. Morgan Bond                                                  $108.17       $146.27       $186.81       $309.56
MFS Capital Opportunities: Service Class                          $111.86       $157.21       $204.82       $344.25
MFS Emerging Growth: Service Class                                $111.24       $155.39       $201.84       $338.56
MFS Investors Trust: Service Class                                $111.45       $156.00       $202.83       $340.46
MFS Mid Cap Growth: Service Class                                 $111.86       $157.21       $204.82       $344.25
MFS New Discovery: Service Class                                  $113.39       $161.74       $212.24       $358.33
MFS Investors Growth Stock: Service Class                         $111.86       $157.21       $204.82       $344.25
MFS Research: Service Class                                       $111.24       $155.39       $201.84       $338.56
MFS Total Return: Service Class                                   $111.75       $156.91       $204.32       $343.31
Morgan Stanley UIF Emerging Markets Debt                          $114.83       $165.96       $219.12       $371.28
Morgan Stanley UIF High Yield                                     $108.68       $147.79       $189.33       $314.46
Morgan Stanley UIF U.S. Real Estate                               $111.75       $156.91       $204.32       $343.31
Putnam VT Voyager Fund II-Class IB Shares                         $113.29       $161.44       $211.75       $357.40
Putnam VT International Growth Fund-Class IB Shares               $112.68       $159.63       $208.78       $351.79
Putnam VT Technology Fund - Class IB Shares                       $121.82       $184.79       $249.58       $427.27
Putnam VT Growth and Income Fund - Class IB Shares                $108.17       $146.27       $186.81       $309.56
Putnam VT Small Cap Value Fund-Class IB Shares                    $114.31       $164.46       $216.67       $366.68
Select Ten Plus Division - March                                  $108.17       $146.27       $186.81       $309.56
Select Ten Plus Division - June                                   $108.17       $146.27       $186.81       $309.56
Select Ten Plus Division - September                              $108.17       $146.27       $186.81       $309.56
Select Ten Plus Division - December                               $108.17       $146.27       $186.81       $309.56
Van Kampen Bandwidth & Telecommunication                          $112.78       $159.93       $209.28       $352.73
Van Kampen Biotechnology & Pharmaceutical                         $112.78       $159.93       $209.28       $352.73
Van Kampen Internet                                               $112.78       $159.93       $209.28       $352.73
Van Kampen Morgan Stanley High- Tech 35                           $111.75       $156.91       $204.32       $343.31
Van Kampen Morgan Stanley U.S. Multinational                      $111.75       $156.91       $204.32       $343.31

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU ELECT TO ANNUITIZE OR DON'T SURRENDER YOUR CONTRACT AT THE END OF THE SPECIFIED PERIOD (I.E., NO DEFERRED SALES LOAD CHARGED):

PORTFOLIO                                                         1 YEAR        3 YEARS       5 YEARS      10 YEARS
---------                                                         ------        -------       -------      --------
Deutsche VIT EAFE(R) Equity Index                                 $27.12        $ 83.21       $141.76       $299.70
Deutsche VIT Equity 500 Index                                     $23.56        $ 72.47       $123.90       $264.37
Deutsche VIT Small Cap Index                                      $25.09        $ 77.08       $131.59       $279.66
Fidelity VIP Equity-Income: Service Class 2                       $28.99        $ 88.71       $150.84       $317.38
Fidelity VIP Contrafund: Service Class 2                          $29.91        $ 91.44       $155.35       $326.10
Fidelity VIP Growth & Income: Service Class 2                     $29.19        $ 89.32       $151.84       $319.33
Fidelity VIP Growth: Service Class 2                              $29.81        $ 91.14       $154.85       $325.14
Fidelity VIP Growth Opportunities: Service Class 2                $30.22        $ 92.36       $156.85       $328.99
Fidelity VIP Mid Cap: Service Class 2                             $30.63        $ 93.57       $158.85       $332.83
Fidelity VIP Dynamic Capital Apprec.: Service Class 2             $35.13        $106.87       $180.59       $374.03
Fidelity VIP Money Market: Service Class 2                        $26.63        $ 81.68       $139.22       $294.73
Baron Small Cap                                                   $36.36        $110.47       $186.45       $384.94
Gabelli Large Cap Value                                           $34.83        $105.96       $179.12       $371.28
Harris Bretall Sullivan & Smith Equity Growth                     $30.83        $ 94.18       $159.84       $334.74
Third Avenue Value                                                $31.55        $ 96.30       $163.33       $341.41
Janus Aspen Aggressive Growth: Service Shares                     $29.91        $ 91.44       $155.35       $326.10
Janus Aspen Growth: Service Shares                                $29.91        $ 91.44       $155.35       $326.10
Janus Aspen Capital Appreciation: Service Shares                  $29.91        $ 91.44       $155.35       $326.10
Janus Aspen Core Equity: Service Shares                           $35.85        $108.97       $184.01       $380.41
Janus Aspen Balanced: Service Shares                              $29.91        $ 91.44       $155.35       $326.10
Janus Aspen Worldwide Growth: Service Shares                      $30.22        $ 92.36       $156.85       $328.99
Janus Aspen International Growth: Service Shares                  $30.32        $ 92.66       $157.35       $329.95
Janus Aspen Strategic Value: Service Shares                       $35.85        $108.97       $184.01       $380.41
J.P. Morgan International Opportunities                           $32.78        $ 99.93       $169.28       $352.73
J.P. Morgan Bond                                                  $28.17        $ 86.27       $146.81       $309.56
MFS Capital Opportunities: Service Class                          $31.86        $ 97.21       $164.82       $344.25
MFS Emerging Growth: Service Class                                $31.24        $ 95.39       $161.84       $338.56
MFS Investor Trust: Service Class                                 $31.45        $ 96.00       $162.83       $340.46
MFS Mid Cap Growth: Service Class                                 $31.86        $ 97.21       $164.82       $344.25
MFS New Discovery: Service Class                                  $33.39        $101.74       $172.24       $358.33
MFS Investors Growth Stock: Service Class                         $31.86        $ 97.21       $164.82       $344.25
MFS Research: Service Class                                       $31.24        $ 95.39       $161.84       $338.56
MFS Total Return: Service Class                                   $31.75        $ 96.91       $164.32       $343.31
Morgan Stanley UIF Emerging Markets Debt                          $34.83        $105.96       $179.12       $371.28
Morgan Stanley UIF High Yield                                     $28.68        $ 87.79       $149.33       $314.46
Morgan Stanley UIF U.S. Real Estate                               $31.75        $ 96.91       $164.32       $343.31
Putnam VT Voyager Fund II-Class IB Shares                         $33.29        $101.44       $171.75       $357.40
Putnam VT International Growth Fund-Class IB Shares               $32.68        $ 99.63       $168.78       $351.79
Putnam VT Technology Fund-Class IB  Shares                        $41.28        $124.79       $209.58       $427.27
Putnam VT Growth and Income Fund-Class IB Shares                  $28.17        $ 86.27       $146.81       $309.56
Putnam VT Small Cap Value Fund-Class IB Shares                    $34.31        $104.46       $176.67       $366.68
Select Ten Plus Division-March                                    $28.17        $ 86.27       $146.81       $309.56
Select Ten Plus Division-June                                     $28.17        $ 86.27       $146.81       $309.56
Select Ten Plus Division-September                                $28.17        $ 86.27       $146.81       $309.56
Select Ten Plus Division-December                                 $28.17        $ 86.27       $146.81       $309.56
Van Kampen Bandwidth & Telecommunications                         $32.78        $ 99.93       $169.28       $352.73
Van Kampen Biotechnology & Pharmaceutical                         $32.78        $ 99.93       $169.28       $352.73
Van Kampen Internet                                               $32.78        $ 99.93       $169.28       $352.73
Van Kampen Morgan Stanley High-Tech 35                            $31.75        $ 96.91       $164.32       $343.31
Van Kampen Morgan Stanley U.S. Multinational                      $31.75        $ 96.91       $164.32       $343.31

These examples assume the current charges that are borne by the Separate Accounts, and the total annual expenses of the Portfolios and the Divisions as they were for their most recent fiscal years or estimated expenses (after reimbursement), if applicable. The examples also assume that any applicable fee waivers or reimbursements will continue for the periods shown. ACTUAL PORTFOLIO/DIVISION EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table assumes an estimated $60,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.50. The per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are shown only to increase your understanding of the various costs and expenses that apply to your contract, directly or indirectly. Premium taxes at the time of payout also may be applicable.

CONDENSED FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS IS PROVIDED IN APPENDIX A.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

VARIABLE ANNUITY INVESTMENT GOALS

The investment goals of the Pinnacle Flexible Premium Variable Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

RISKS

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

The Select Ten Plus Divisions, Third Avenue Value Portfolio, Janus Aspen Aggressive Growth Portfolio and Janus Aspen Capital Appreciation Portfolio are non-diversified, which means that they invest a large amount of their assets in a very small number of issuers. As a result, an investment in one of these Divisions or Portfolios may experience greater fluctuations in value than an investment in a diversified Portfolio. In addition, the non-diversified Divisions or Portfolios may be concentrated in one or more market sectors. Concentration may involve addition risk because of the decreased diversification of economic, financial and market risks.

There are certain risks that are specific to certain industries or market sectors. Examples of this are industries that are highly regulated and could experience declines due to burdensome regulations and industries such as the tobacco industry that are the subject of lawsuits and governmental scrutiny. Some issuers of stock refine, market and transport oil and related petroleum products. These companies face the risks of price and availability of oil, the level of demand for the products, refinery capacity and operating costs, the cost of financing the exploration for oil and the increasing expenses necessary to comply with environmental and other energy related regulations. Declining U.S. crude oil production is likely to lead to increased dependence on foreign sources of oil and to uncertain supply for refiners and the risk of unpredictable supply disruptions. In addition, future scientific advances with new energy sources could have a negative impact on the petroleum and natural gas industries.

For a complete discussion of the risks associated with an investment in any particular Portfolio, see the prospectus of that Portfolio. For a complete discussion of the risks associated with an investment in the Divisions, see Part II of this prospectus.

SECTION 2 - INTEGRITY AND THE SEPARATE ACCOUNTS

INTEGRITY LIFE INSURANCE COMPANY

Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive offices are located in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 47 states and the District of Columbia. We sell flexible premium annuities with underlying investment options, fixed single premium annuity contracts and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. Integrity is a subsidiary of W&S, a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888.

THE SEPARATE ACCOUNTS AND THE VARIABLE ACCOUNT OPTIONS

Under your contract, you may allocate contributions to our Separate Accounts or to our Fixed Accounts or both. Separate Account II is comprised of all of the Variable Account Options other than the Select Ten Plus Divisions. Separate Account Ten is comprised of the Select Ten Plus Divisions. The Separate Accounts are established and maintained under the insurance laws of the State of Ohio.

Separate Account II was established in 1992 and is a unit investment trust, which is a type of investment company, registered with the Securities and Exchange Commission (SEC). SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of Separate Account II. Each of Separate Account II's Variable Account Options invests in shares of a corresponding Portfolio. We may establish additional Investment Options from time to time. The Variable Account Options currently available are listed in Section 3, "Your Investment Options."

Separate Account Ten was established in 1998 and is registered with the SEC as a management investment company. Registration with the SEC doesn't involve any supervision by the SEC of the management or investment policies or practices of Separate Account Ten. The Divisions invest directly in securities according to their investment objective and policies.

ASSETS OF OUR SEPARATE ACCOUNTS

Under Ohio law, we own the assets of our Separate Accounts and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Accounts in proportion to the amounts in their contracts. We can't use the Separate Accounts' assets supporting the variable portion of these contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operation of another Option.

Income, gains and losses, whether realized or unrealized, from assets allocated to the Separate Accounts are credited to or charged against the Separate Accounts without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Accounts, and thus can participate proportionately in the Separate Accounts. Amounts in the Separate Accounts greater than reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE

We may change how we or our Separate Accounts operate, subject to your approval when required by the Investment Company Act of 1940 (1940 ACT) or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. We may:

- add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Accounts, or withdraw assets relating to your contract from one Option and put them into another;

-    register or end the registration of the Separate Accounts under the 1940
     Act;

- operate our Separate Accounts under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);

- restrict or eliminate any voting rights of owners or others who have voting rights that affect our Separate Accounts;

- cause one or more Options to invest in a mutual fund other than or in addition to the Portfolios; or

- operate our Separate Accounts or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

SECTION 3 - YOUR INVESTMENT OPTIONS

Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. Some of the Portfolios' investment advisers may compensate us for providing administrative services in connection with the Portfolios. This compensation is paid from the investment adviser's assets. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO, CALL OUR ADMINISTRATIVE OFFICE TOLL-FREE AT 1-800-325-8583.

DEUTSCHE ASSET MANAGEMENT VIT FUNDS

The investment adviser for the Deutsche Asset Management VIT Funds is Deutsche Asset Management, Inc. (DeAM). DeAM is a broad-based global investment firm that provides asset management capabilities to a variety of institutional clients worldwide. DeAM presence in all of the major investment markets gives its clients a global network and product range. DeAM manages U.S., international, emerging markets, and fixed income investments and is a leader in index strategies.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Following is a summary of the investment objectives of the Deutsche Asset Management VIT Funds. We can't guarantee that these objectives will be met. YOU SHOULD READ THE DEUTSCHE ASSET MANAGEMENT VIT FUNDS PROSPECTUSES CAREFULLY BEFORE INVESTING.

DEUTSCHE VIT EAFE(R) EQUITY INDEX FUND

The EAFE(R) Equity Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the EAFE(R) Index, which measures international stock market performance. The Fund attempts to invest in stocks and other securities that are representative of the EAFE(R) Index as a whole.

DEUTSCHE VIT EQUITY 500 INDEX FUND

The Equity 500 Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the S&P 500 Index, which emphasizes stocks of large U.S. companies. The Fund attempts to invest in stocks and other securities that are representative of the S&P 500 Index as a whole.

DEUTSCHE VIT SMALL CAP INDEX FUND

The Small Cap Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the Russell 2000 Index, which emphasizes stocks of small U.S. companies. The Fund attempts to invest in stocks and other securities that are representative of the Russell 2000 Index as a whole.

FIDELITY VIP FUNDS

Each of Fidelity's VIP Funds is a diversified mutual fund registered with the SEC. Fidelity Management & Research Company (FMR) serves as the investment adviser to each Portfolio. Deutsche Asset Management, Inc. is the Fidelity Index 500 Portfolio's sub-adviser.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. YOU SHOULD READ THE FIDELITY VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

FIDELITY VIP EQUITY-INCOME PORTFOLIO

Fidelity VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the S&P
500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.

FIDELITY VIP CONTRAFUND PORTFOLIO

Fidelity VIP Contrafund Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

FIDELITY VIP GROWTH & INCOME PORTFOLIO

Fidelity VIP Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO

Fidelity VIP Growth Opportunities Portfolio seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds which may be lower-quality debt securities.

FIDELITY VIP GROWTH PORTFOLIO

Fidelity VIP Growth Portfolio seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FIDELITY VIP MID CAP PORTFOLIO

FMR normally invests the Fidelity VIP Mid Cap Portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

FIDELITY VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO

FMR normally invests the Portfolio's assets primarily in common stocks. FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FIDELITY VIP MONEY MARKET PORTFOLIO

Fidelity VIP Money Market Portfolio seeks to earn a high level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

JANUS ASPEN SERIES

Each portfolio of the Janus Aspen Series is a mutual fund registered with the SEC. Janus Capital Corporation serves as the investment adviser to each Portfolio.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment goals of the Portfolios of the Janus Aspen Series. There are no guarantees that these objectives will be met. YOU SHOULD READ THE JANUS ASPEN SERIES PROSPECTUSES CAREFULLY BEFORE INVESTING.

JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO

Janus Aspen Aggressive Growth Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2000, they ranged from approximately $102 million to $13 billion.

JANUS ASPEN GROWTH PORTFOLIO

Janus Aspen Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ASPEN CORE EQUITY PORTFOLIO

Janus Aspen Core Equity Portfolio seeks current income and long-term growth of capital. It normally emphasizes investments in common stocks, and growth potential is a significant investment consideration. The Portfolio tries to provide a lower level of volatility than the S&P 500 Index. Normally, it invests at least 65% of its assets in income-producing equity securities including common and preferred stocks, warrants and securities that are convertible to common or preferred stocks.

JANUS ASPEN BALANCED PORTFOLIO

Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with capital preservation and balanced by current income. It is a diversified portfolio that pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income securities.

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

Janus Aspen International Growth Portfolio seeks long-term growth of capital. It normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

JANUS ASPEN STRATEGIC VALUE PORTFOLIO

Janus Aspen Strategic Value Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

J.P. MORGAN SERIES TRUST II

Each portfolio of the J.P. Morgan Series Trust II is a diversified mutual fund registered with the SEC. J.P. Morgan Investment Management Inc. is the investment adviser to the J.P. Morgan Series Trust II.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the J.P. Morgan Series Trust II. There is no guarantee that these objectives will be met. YOU SHOULD READ THE PROSPECTUS FOR J.P. MORGAN SERIES TRUST II CAREFULLY BEFORE INVESTING.

J.P. MORGAN BOND PORTFOLIO

J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign companies. The Portfolio is designed for investors who have long-term investment goals and who want to diversify their investments by adding international equities, taking advantage of investment opportunities outside the U.S. The Portfolio seeks to meet its investment goal primarily through stock valuation and selection.

THE LEGENDS FUND

The Legends Fund is an open-end management investment company registered with the SEC. Touchstone Advisors, Inc. is the investment adviser to The Legends Fund. Touchstone Advisors has entered into a sub-advisory agreement with a professional manager to invest the assets of each of its Portfolios. The sub-adviser for each Portfolio is listed below.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Following is a summary of the investment objectives of The Legends Fund Portfolios. We can't guarantee that these objectives will be met. YOU SHOULD READ THE LEGENDS FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

BARON SMALL CAP

Baron Small Cap Portfolio seeks long-term capital appreciation. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of smaller companies with market values under $2 billion selected for their capital appreciation potential. In making investment decisions for the Portfolio, the sub-adviser seeks securities that it believes have (1) favorable price to value characteristics based on the sub-adviser's assessment of their prospects for future growth and profitability, and (2) the potential to increase in value at least 50% over two subsequent years. The sub-adviser to the Portfolio is BAMCO, Inc.

GABELLI LARGE CAP VALUE

Gabelli Large Cap Value Portfolio seeks long term capital appreciation. It is a diversified portfolio that seeks to achieve its objective by investing primarily in common stocks of large, well known, widely-held, high-quality companies that have a market capitalization greater than $5 billion. Companies of this general type are often referred to as "Blue Chip" companies. The sub-adviser is Gabelli Asset Management Company.

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH

Harris Bretall Sullivan & Smith Equity Growth Portfolio seeks long-term capital appreciation. It is a diversified portfolio that pursues its objective by investing primarily in stocks of established companies with proven records of superior and consistent earnings growth. In selecting equity securities for the Portfolio, the sub-adviser looks for successful companies that have exhibited superior growth in revenues and earnings, strong product lines and proven management ability over a variety of business cycles. Harris Bretall Sullivan & Smith, LLC is the sub-adviser to the Portfolio.

THIRD AVENUE VALUE

Third Avenue Value Portfolio seeks long-term capital appreciation. It is a non-diversified portfolio that seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (companies without significant debt in comparison to their cash resources) at a substantial discount to what the sub-adviser believes is their true value. The Portfolio also seeks to acquire senior securities, such as preferred stock and debt instruments, that the sub-adviser believes are undervalued. The sub-adviser is EQSF Advisors, Inc.

MFS FUNDS

Each portfolio of the MFS Variable Insurance Trust is a diversified mutual fund registered with the SEC. Massachusetts Financial Services Company is the investment adviser to the MFS Funds.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the MFS Funds. There is no guarantee that these objectives will be met. YOU SHOULD READ THE PROSPECTUS FOR MFS VARIABLE INSURANCE TRUST CAREFULLY BEFORE INVESTING.

MFS CAPITAL OPPORTUNITIES PORTFOLIO

MFS Capital Opportunities Portfolio seeks capital appreciation by normally investing at least 65% of its total assets in common stocks and related securities. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS EMERGING GROWTH PORTFOLIO

MFS Emerging Growth Portfolio seeks long term growth of capital by normally investing at least 65% of its total assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

MFS INVESTORS TRUST PORTFOLIO

MFS Investors Trust Portfolio (formerly known as MFS Growth with Income Portfolio) seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income by normally investing at least 65% of its total assets in common stocks and related securities. While the Portfolio may invest in companies of any size, it generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index.

MFS MID CAP GROWTH PORTFOLIO

MFS Mid Cap Growth Portfolio seeks long term growth of capital by normally investing at least 65% of its total assets in common stocks and related securities of companies with medium market capitalization that MFS believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap Growth Index range at the time of the Portfolio's investment. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 65% investment policy. As of February 29, 2000, the top of the Russell Midcap Growth Index range was $59.6 billion.

MFS NEW DISCOVERY PORTFOLIO

MFS New Discovery Portfolio seeks capital appreciation by normally investing at least 65% of its total assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes offer superior prospects for growth and are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. While emerging growth companies may be of any size, the Portfolio will generally focus on smaller cap emerging growth companies that are early in their life cycle. MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

MFS INVESTORS GROWTH STOCK PORTFOLIO

MFS Investors Growth Stock Portfolio (formerly known as MFS Growth Portfolio) seeks to provide long-term growth of capital and future income rather than current income by investing, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth. MFS looks particularly for companies which demonstrate: (1) a strong franchise, strong cash flows and a recurring revenue stream; (2) a strong industry position where there is potential for high profit margins or substantial barriers to new entry in the industry; (3) a strong management with a clearly defined strategy; and (4) new products or services.

MFS TOTAL RETURN PORTFOLIO

MFS Total Return Portfolio seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The Portfolio invests in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests (1) at least 40%, but not more than 75%, of its net assets in common stocks and related securities such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (2) at least 25% of its net assets in non-convertible fixed income securities. The Portfolio may vary the percentage of its assets invested in any one type of security, within the limits described above, in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

MFS RESEARCH PORTFOLIO

The MFS Research Portfolio seeks to provide long-term growth of capital and future income. The portfolio invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts. The portfolio focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management. The portfolio may invest in companies of any size. The investments may include securities traded on securities exchanges or in the over-the-counter markets. The portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

MORGAN STANLEY UIF PORTFOLIOS

Each of the Morgan Stanley UIF Portfolios is a diversified mutual fund registered with the SEC. Morgan Stanley Dean Witter Investment Management, Inc. (MSDW INVESTMENT MANAGEMENT) is the investment adviser for the Emerging Markets Debt, U.S. Real Estate, and Asian Equity Portfolios. MSDW Investment Management changed its name from Morgan Stanley Asset Management (MSAM) on December 1, 1998, but continues to do business in certain instances using the name Morgan Stanley Asset Management. Miller Anderson & Sherrerd, LLP (MAS) is the investment adviser for the High Yield Portfolio. MSAM and MAS are subsidiaries of Morgan Stanley Dean Witter & Co.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Morgan Stanley UIF Portfolios. There is no guarantee that these objectives will be met. YOU SHOULD READ THE MORGAN STANLEY UIF PROSPECTUS CAREFULLY BEFORE INVESTING.

MORGAN STANLEY UIF EMERGING MARKETS DEBT PORTFOLIO

Morgan Stanley UIF Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The adviser seeks high total return by investing in a portfolio of emerging market debt that offers low correlation to many other asset classes. Using macroeconomic and fundamental analysis, the adviser seeks to identify developing countries that are undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

MORGAN STANLEY UIF HIGH YIELD PORTFOLIO

Morgan Stanley UIF High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio may also invest in investment grade fixed income securities, including U.S. government securities, corporate bonds and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities.

MORGAN STANLEY UIF U.S. REAL ESTATE PORTFOLIO

Morgan Stanley UIF U.S. Real Estate Portfolio seeks to achieve above-average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies in the U.S. real estate industry, including real estate investment trusts ("REITs") and real estate operating companies.

PUTNAM FUNDS

Each fund is a mutual fund registered with the SEC. Putnam Investment Management, LLC ("Putnam Management") serves as the investment adviser of each portfolio.

INVESTMENT OBJECTIVES OF THE FUNDS. Below is a summary of the investment objectives of Putnam's Funds. YOU SHOULD READ THE PROSPECTUS FOR PUTNAM VARIABLE TRUST CAREFULLY BEFORE INVESTING.

PUTNAM VT VOYAGER FUND II

The fund seeks long-term growth of capital. The fund invests mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that Putnam Management believes are fast-growing and whose earnings it believes are likely to increase over time. The fund invests in companies of any size.

PUTNAM VT INTERNATIONAL GROWTH FUND

The fund seeks capital appreciation. The fund invests mainly in common stocks of companies outside the United States. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in midsized and large companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in developing (also known as emerging) markets.

PUTNAM VT GROWTH AND INCOME FUND

The fund seeks capital growth and current income. The fund invests mainly in common stocks of U.S. companies, with a focus on value stocks that offer potential for capital growth, current income or both. If Putnam Management is correct and other investors recognize the value of the company, the price of the stock may rise. Value stocks are those stocks Putnam Management believes are currently undervalued by the market. Putnam Management looks for companies undergoing positive change. It invests mainly in large companies.

PUTNAM VT TECHNOLOGY FUND

The fund seeks capital appreciation and invests mainly in common stocks of U.S. companies in the technology industries that Putnam Management believes offer the opportunity for gain. These types of stocks are typically considered growth stocks. Growth stocks are issued by companies that Putnam Management believes are fast-growing and whose earnings Putnam Management believes are likely to increase over time. The fund invests in companies of all sizes.

PUTNAM VT SMALL CAP VALUE FUND

The fund seeks capital appreciation. The fund invests mainly in common stocks of U.S. companies with a focus on value stocks. Values stocks are those that Putnam Management believes are currently undervalued by the market. Putnam Management looks for companies undergoing positive change. The fund invests mainly in small companies. These are companies of a size similar to those in the Russell 2000 Index, an index that measures the performance of small companies.

VAN KAMPEN LIFE UIT PORTFOLIOS

Each portfolio of Van Kampen Life Portfolios is a unit investment trust registered with the SEC. Van Kampen Funds, Inc. is the sponsor and depositor for each portfolio.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives and other information relating to the Van Kampen Life Portfolios. There is no guarantee that these objectives will be met. YOU SHOULD READ THE VAN KAMPEN LIFE PORTFOLIOS PROSPECTUSES CAREFULLY BEFORE INVESTING.

VAN KAMPEN BANDWIDTH & TELECOMMUNICATIONS PORTFOLIO

The Van Kampen Bandwidth and Telecommunications Portfolio seeks to increase the value of units over time by investing in a portfolio of stocks of companies diversified within the communications industry.

VAN KAMPEN BIOTECHNOLOGY AND PHARMACEUTICAL PORTFOLIO

The Van Kampen Biotechnology and Pharmaceutical Portfolio seeks to increase the value of units over time by investing in a portfolio of stocks of companies diversified within the biotechnology and pharmaceuticals industry. Van Kampen designed the portfolio to benefit from companies that are positioned for growth in these industries.

VAN KAMPEN INTERNET PORTFOLIO

The Van Kampen Internet Portfolio seeks to increase the value of units over time by investing in a portfolio of stocks of companies primarily involved in the enabling technology or communications services area of the Internet.

VAN KAMPEN HIGH-TECHNOLOGY 35 INDEX PORTFOLIO

The Van Kampen Morgan Stanley High-Technology 35 Index seeks to provide capital appreciation through investment in a portfolio of the common stocks included in the Morgan Stanley High-Technology 35 Index." In creating the index, the Morgan Stanley Technology Research Group sought to design a benchmark that provides broad industry representation of equally-weighted, highly liquid, pure technology companies that is rebalanced annually. The index currently includes 35 pure technology companies representing the full breadth of technology industry segments.

VAN KAMPEN MORGAN STANLEY U.S. MULTINATIONAL INDEX PORTFOLIO

The Van Kampen Morgan Stanley U.S. Multinational Index Portfolio seeks capital appreciation through an investment in a portfolio of the stocks included in the Morgan Stanley U.S. Multinational Index." The index consists of 50 of the largest U.S. based companies often referred to as the "New Nifty Fifty". The Morgan Stanley Research Group designed the index to measure the performance of companies that derive a significant portion of their activity from foreign operations.

TERMINATION OF VAN KAMPEN PORTFOLIOS

Because the Van Kampen Life Portfolio is a unit investment trust, it is only available for a fixed period of time. All of the Portfolios will be liquidated on May 1, 2003. We currently anticipate that the same investment strategy will be reapplied to any successor unit investment trust offered to succeed any of the Van Kampen Life Portfolios. However, there is no guarantee that Van Kampen will create a successor trust.

You will be required to give us instructions by April 30, 2003 about how to invest any account value in these Portfolios when they terminate. You will receive a notice requesting instructions prior to that time. Your choices at that time will include:

1. Giving us instructions to rollover your account value in the Van Kampen Life Portfolios to the successor portfolio, if available, or;

2. Giving us instructions to transfer any account value in the Van Kampen Life Portfolios to any other investment options available under contract. This transfer will be made on the date you give us your transfer instructions, unless you direct us to make the transfer on date of liquidation.

If you do not pick either of these choices at that time, you will be deemed to have instructed us to transfer any of your account value in the Van Kampen Life Portfolios to the Fidelity VIP Money Market Portfolio on the date of liquidation.

THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

Each Division is a non-diversified investment company that invests directly in securities. There is no guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other investment divisions that aren't available under the contract offered by this prospectus.

Touchstone Advisors serves as investment adviser of the Divisions and National Asset Management serves as the sub-adviser of the Divisions.

FOR COMPLETE INFORMATION ABOUT THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN, INCLUDING THE RISKS ASSOCIATED WITH THEIR INVESTMENTS, SEE "INVESTMENT OBJECTIVE," "INVESTMENT STRATEGY" AND "RISK FACTORS" IN PART II, SECTION 1. FOR EXPENSE INFORMATION, SEE PART II, SECTION 4 ENTITLED "MANAGEMENT OF SEPARATE ACCOUNT TEN."

FIXED ACCOUNTS

FOR VARIOUS LEGAL REASONS, GRO CONTRACTS HAVEN'T BEEN REGISTERED UNDER THE 1940 ACT OR THE SECURITIES ACT OF 1933 ("1933 ACT"). THUS, NEITHER THE GRO CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GROS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GROS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

GUARANTEED RATE OPTIONS

We offer GROs with durations of two, three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select. The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then-current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO Account are placed in a non-unitized separate account. Values and benefits under your GRO contract are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate, less any administrative charges and less any charges for the EEB option, if elected. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate.

We may declare a higher rate of interest in the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and is declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE AVAILABLE IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO, even though they may have different maturity dates.

You can get our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GROS CAN'T BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES. THE TEN-YEAR GRO ISN'T AVAILABLE IN OREGON.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Accounts expire. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest duration. For example, if your expiring GRO Account was for 10 years and when it expires we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. You can tell us if you want something different within 30 days before the GRO Account expires. You may not choose, and we won't renew, a GRO Account that expires after your Retirement Date.

MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is made for free withdrawal amounts or for withdrawals or transfers made within 30 days of the expiration of the GRO Account. In addition, we won't make a Market Value Adjustment for a death benefit. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE. Minimum Value is an amount equal to your contribution to the GRO Account, less previous withdrawals (and associated charges) from the GRO Account plus 3% interest compounded annually, less any administrative charges, and less any charges for the EEB option, if elected. Withdrawal charges and the administrative expense charge could take away part of your principal.

The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

                                  N/12                  N/12
        MVA = GRO Value x [(1 + A)     / (1 + B + .0025)     - 1], where

        A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

        B is the current Guaranteed Interest Rate, as of the effective date of the Market Value Adjustment, for current allocations to a GRO Account, with a duration that is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

        N is the number of whole months remaining in your GRO Account.

For contracts issued in Pennsylvania, the formula will be adjusted to comply with state requirements.

If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we'll use the yield to maturity of U. S. Treasury Notes with the same remaining term as your GRO Account, using a formula to find a value when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix B.

SYSTEMATIC TRANSFER OPTION

We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STO Account during the calendar quarter for which the rate has been declared. You MUST transfer all STO contributions you make to the six-month STO into other Investment Options on a monthly basis within six months, and transfer all contributions to the twelve-month STO on a monthly or quarterly basis within one year of contribution. Transfers are automatically made in approximately equal installments of at least $1,000 each. You can't transfer from other Investment Options into the STO. Normal contingent withdrawal charges apply to withdrawals from the STO. We guarantee that the STO's effective annual yield will never be less than 3.0%. See "Systematic Transfer Program" in Part I, Section 8 for details on this program. This option may not be available in some states.

New contributions to a Select Ten Plus Division can be held in the STO or another Investment Option until the next available Investment Date. You can also tell us to transfer approximately equal quarterly installments of at least $1,000 each over a one-year period from the STO to each of the four Divisions. We can hold new contributions received less than five Business Days before any Division's Investment Date, and put in the STO, in the STO until the following Investment Date. See Part II for important information on the Divisions.

SECTION 4 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

We deduct a daily expense amount from the Unit Value equal to an effective annual rate of 1.45% of your Account Value in each of the Variable Account Options (except the Select Ten Plus Divisions). This daily expense rate can't be increased without your consent. Of the 1.45% total charge, .15% is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. We deduct the remaining 1.30% for assuming the expense risk (.95%) and the mortality risk (.35%) under the contract. For the Select Ten Plus Divisions, a daily charge equal to an annual fee of 1.35% is deducted from the Account Value to cover expense risk (.85%), mortality risk (.35%) and administrative expenses (.15%). The expense risk is the risk that our actual expenses of administering the contract will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk we take that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be changed, but the total effective annual risk charges can't be increased.

We may realize a gain from these daily charges to the extent they aren't needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, we charge an annual administrative charge of $30. This charge is deducted pro rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options reduces the number of Units we credit to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, annuitization or contract termination during a contract year.

PORTFOLIO AND DIVISION CHARGES

Separate Account II buys shares of the Portfolios at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without shareholder approval. The Divisions invest directly in securities. Management fees and other expenses are deducted directly from the Divisions.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group or the amount of the contribution. We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

STATE PREMIUM TAX DEDUCTION

We won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for the annuity benefit. State premium taxes currently range up to 4%.

CONTINGENT WITHDRAWAL CHARGE

We don't deduct sales charges when you make a contribution to the contract. However, contributions withdrawn may be subject to a withdrawal charge of up to 8%. As shown below, the charge varies, depending upon the "age" of the contributions included in the withdrawal - that is, the number of years that have passed since each contribution was made. The maximum of 8% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. We don't deduct withdrawal charges when you withdraw contributions made more than seven years before your withdrawal. To calculate the withdrawal charge, (1) the oldest contributions are treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount aren't subject to the withdrawal charge. For partial withdrawals, the total amount deducted from your account will include the withdrawal amount requested, any Market Value Adjustment that applies, and any withdrawal charges that apply, so that the net amount you receive will be the amount you requested.

You may take up to 15% of your account value (less any earlier withdrawal in the same contract year) each contract year without any contingent withdrawal charge or Market Value Adjustment. This is referred to as your "free withdrawal." If you don't take any free withdrawals in one contract year, you can't add it to the next year's free withdrawal. If you aren't 59 1/2, federal tax penalties may apply.

       CONTRIBUTION YEAR IN WHICH                         CHARGE AS A % OF THE
       WITHDRAWN CONTRIBUTION WAS MADE                   CONTRIBUTION WITHDRAWN
       -------------------------------                   ----------------------
                Current                                            8%
                First Prior                                        7
                Second Prior                                       6
                Third Prior                                        5
                Fourth Prior                                       4
                Fifth Prior                                        3
                Sixth Prior                                        2
                Seventh Prior and Earlier                          0

We won't deduct a contingent withdrawal charge if you use the withdrawal to buy from us either an immediate annuity benefit with life contingencies, or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies. See "Death Benefits and Similar Benefit Distributions" in Part I, Section 5.

REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE

We can reduce or eliminate the contingent withdrawal charge for individuals or a group of individuals if we anticipate expense savings. We may do this based on the size and type of the group, the amount of the contribution, or whether there is some relationship with us. Examples of these relationships would include being an employee of Integrity or an affiliate, receiving distributions or making internal transfers from other contracts we issued, or transferring amounts held under qualified plans we or our affiliate sponsored. We won't unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.

TRANSFER CHARGE

If you make more than twelve transfers among your Investment Options during one contract year, we may charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) systematic transfers from the STO, nor do these transfers count toward the twelve free transfers you can make during a year.

HARDSHIP WAIVER

We may waive contingent withdrawal charges on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. We may also waive the Market Value Adjustment on any amounts withdrawn from the GRO Accounts. Hardship circumstances include the owner's (1) confinement to a nursing home, hospital or long term care facility, (2) diagnosis of terminal illness with any medical condition that would result in death or total disability, and (3) unemployment. We will require reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not apply in some states, and, in other states, may not be available at all. The waivers of withdrawal charges and Market Value Adjustment apply to the owner, not to the Annuitant. If there are joint owners, the waivers apply to the primary owner. If no primary owner can be determined, the waivers will apply to the youngest owner.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment performance of the Variable Account Options.

SECTION 5 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000 (some states may require a higher initial contribution). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.

We may limit the total contributions under a contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach nine years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by us for all annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have received (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office. Contributions to the Select Ten Plus Divisions are subject to special rules described in Part II, Section 1, "Investment Strategy."

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. See "Transfers" in Section 5. For special rules on transfers to the Select Ten Plus Divisions, see Part II, Section 1, "Investment Strategy."

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part I, Section 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Accounts are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions allocated to the Variable Account Options isn't guaranteed. The value of your contributions allocated to the Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part I, Section 3.

UNITS IN OUR SEPARATE ACCOUNTS

Allocations to the Variable Account Options are used to purchase Units. On any given day, the value you have in a Variable Account Option is the Unit Value multiplied by the number of Units credited to you in that Option. The Units of each Variable Account Option have different Unit Values.

The number of Units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's Unit Value, calculated as of the close of business that day. The number of Units for a Variable Account Option at any time is the number of Units purchased less the number of Units redeemed. The value of Units of Separate Account II fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Portfolios' expenses. The value of Units of Separate Account Ten varies with the performance of the securities held by the Divisions.

Your Unit Values also change because of deductions and charges we make to our Separate Accounts. The number of Units credited to you, however, won't vary due to changes in Unit Values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem Units to pay the death benefit when the Annuitant dies, and to pay the annual administrative charge and the charge for the EEB option, if elected. Please note that special rules apply to the timing of allocations to the Divisions. See Part II.

HOW WE DETERMINE UNIT VALUE

We determine Unit Values for each Variable Account Option at 4 p.m. Eastern Time on each Business Day. The Unit Value of each Variable Account Option in Separate Account II for any Business Day is equal to the Unit Value for the previous Business Day, multiplied by the NET INVESTMENT FACTOR for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option in Separate Account II as follows:

- First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

- Next, we add any dividends or capital gains distributions by the Portfolio on that day.

- Then we charge or credit for any taxes or amounts set aside as a reserve for taxes.

- Then we divide this amount by the value of the amounts in the Option at the close of business on the last day that a Unit Value was determined (after giving effect to any transactions on that day).

- Finally, we subtract a daily asset charge for each calendar day since the last day that a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an effective annual rate of 1.45%. This charge is for the mortality risk, administrative expenses and expense risk we assumed under the contract.

We determine a net investment factor for each Division as follows:

- First, we take the value of the assets in the Division at the end of the preceding period.

- Next, we add any investment income and capital gains, realized or unrealized, credited to the assets during the current valuation period.

- Then we subtract any capital losses, realized or unrealized, charged against the assets during the current valuation period.

-    Next, we subtract any amount charged against the Division for any taxes.

- Then we divide this amount by the value of the assets in the Division at the end of the preceding valuation period.

- Then we subtract the daily charge for management and investment advice for each day in the valuation period and a daily charge for estimated operating expenses for each day in the valuation period.

- Finally, we subtract a daily asset charge for each calendar day since the last day that a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk we assumed under the contract.

Generally, this means that we adjust Unit Values to reflect what happens to the Portfolios and the Divisions and for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to our transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (that is, to a GRO that you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Unless you make a transfer from a GRO within 30 days before the expiration date of a GRO Account, the transfer is subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part I, Section 3. Transfers from GROs will be made according to the order in which money was originally allocated to the GRO.

You can transfer from a Select Ten Plus Division at any time. Transfers to a Select Ten Plus Division from any other Investment Option in which you are invested will be effected at a price determined as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two Business Days before any Investment Date. See Part II for important information on the Divisions.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 may apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, or Systematic Transfer programs, described in Section 9.

You may request a transfer by sending a written request directly to the Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if you've established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information and we aren't responsible for fraudulent telephone transfers we believe to be genuine according to these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request is effective as of the Business Day our Administrative Office receives it, except for transfers to the Select Ten Plus Divisions (see Part
II). A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' Unit Values as of the close of business on the day you call, except that you'll receive the Unit Values for the Select Ten Plus Divisions as described in Part II. Accordingly, transfer requests for Variable Account Options (other than the Select Ten Plus Divisions) received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using Unit Values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed not later than the next Business Day after the requests are received by our Administrative Office.

EXCESSIVE TRADING

We reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe in our sole discretion that excessive trading by the owner or owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds; or (b) we are informed by one or more of the underlying mutual funds that the purchase or redemption of shares is to be restricted because of excessive trading, or that a specific transfer or group of transfers is expected to have a detrimental effect on share prices of affected underlying mutual funds. We also have the right, which may be exercised in our sole discretion, to prohibit transfers occurring on consecutive Business Days.

We will notify you or your designated representative if your requested transfer is not made. Current SEC rules preclude us from processing your request at a later date if it is not made when initially requested. ACCORDINGLY, YOU

WILL NEED TO SUBMIT A NEW TRANSFER REQUEST IN ORDER TO MAKE A TRANSFER THAT WAS NOT MADE BECAUSE OF THESE LIMITATIONS.

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be at least $300. The money will be taken from your Investment Options pro rata, in the same proportion their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. During the first seven years of your contract, there is a contingent withdrawal charge for any withdrawals other than free withdrawals (discussed below). The charge starts at 8% and decreases depending on the age of your account. This charge is in addition to any Market Value Adjustments made to early withdrawals from GRO Accounts. Under some circumstances, the contingent withdrawal charge and Market Value Adjustment may be waived.

You may withdraw up to 15% of your Account Value each contract year with no withdrawal charges. After the first 15% within a contract year, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account. When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any contingent withdrawal charges and any Market Value Adjustments. The total amount that you receive will be the total that you requested. Most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals. See "Tax Aspects of the Contract" in Part I, Section 7. Residents of Pennsylvania and South Carolina are required to keep at least $3,000 in their Accounts.

ASSIGNMENTS

If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Part I, Section 7, "Tax Aspects of the Contract." We won't be bound by an assignment unless it is in writing and is received at our Administrative Office in a form acceptable to us.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the Account Value at the end of the Business Day when we receive proof of death. For contracts issued before the youngest Annuitant's 86th birthday and before annuity payments have started, the death benefit is the highest of:

     (a)  your highest Account Value on any contract anniversary (before age
          81), plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);

     (b) total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); or

     (c)  your current Account Value.

The reductions in death benefit described in (a) and (b) above for subsequent withdrawals will be calculated on a pro rata basis with respect to Account Value at the time of withdrawal. We'll also adjust the death benefit for any applicable charges.

Death benefits and benefit distributions required because of a separate owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The owner selects the beneficiary of the death benefit. An owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

The maximum issue age for the youngest Annuitant is 85 years old.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. The Retirement Date can't be later than your 98th birthday, or earlier if required by law. Contract terms applicable to various retirement programs, along with federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit is the Account Value less any pro-rata annual administrative charge, except that the Cash Value will be the amount applied if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be changed to a lump sum payment without a withdrawal charge.

ANNUITIES

Annuity benefits can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.

If you haven't already elected a lump sum payment or an annuity benefit, we'll send you a notice within six months before your Retirement Date outlining your options. If you fail to notify us of your benefit payment election before your Retirement Date, you'll receive a lump sum benefit.

We currently offer the following types of annuities:

A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our general account.

A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period selected. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the Annuitant, or for the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.

A LIFE INCOME ANNUITY provides fixed payments to the Annuitant for the life of the Annuitant, or until the last annuitant dies under a joint and survivor annuity.

FIXED ANNUITY PAYMENTS

Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our current annuity rates would provide a larger payment, those current rates will apply instead of the contract rates.

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be delayed, however, for any period during which:

(1)  the New York Stock Exchange has been closed or trading on it is restricted;

(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or

(3) the SEC, by order, permits us to delay action to protect persons with interests in the Separate Accounts. We can delay payment of your Fixed Accounts for up to six months, and interest will be paid on any payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the cover page of this prospectus. We can't honor your request or instruction unless it's proper and complete. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

SECTION 6 - OPTIONAL CONTRACT FEATURE

For an additional charge, the following option is available to contract purchasers. This option can only be elected at the time of application, may not be cancelled once the contract is issued and will replace or supplement the standard contract death benefits. Reductions in death benefits due to withdrawals are calculated on a pro-rata basis with respect to the Account Value at the time of withdrawal.

Charges for the optional benefit are in addition to the standard variable account charges. Be sure you understand the charges. Carefully consider whether you need the benefit. Also consider whether you can buy the benefit more cheaply as part of the variable annuity or with a separate policy.

ENHANCED EARNINGS BENEFIT

The Enhanced Earnings Benefit ("EEB") is an optional death benefit where a percentage of the Gain in the contract is paid in addition to the standard or any optional death benefit. If there is a Gain in the contract when Integrity receives proof of the Annuitant's death, Integrity will pay up to an additional 40% of the Gain as an additional death benefit. This additional benefit is intended to help offset potential income tax payments made by your beneficiaries. The maximum available benefit is 150% of the Net Premium. If there is no Gain, no EEB benefit will be paid. The following is an example of how the EEB would work:

$100,000 Total Customer Contributions (assuming no withdrawals) $125,000 Account Value upon receipt of proof of death Assume a 40% benefit based on issue age.

Gain = $25,000 ($125,000-$100,000 =$25,000)

EEB Benefit Paid = $10,000  ($25,000 x 40%)

Please see Appendix C for an additional example of how the EEB works with the death benefit.

The EEB is an optional death benefit and is available at an additional cost. The EEB must be selected at the time the contract is initially purchased and may not be cancelled once it is selected. The EEB automatically terminates upon annuitization or contract surrender. The cost and availability of the EEB is dependent upon the Annuitant's age at issue. The following chart summarizes the different costs and benefits.

         ISSUE AGE                 BENEFIT PAID                 ANNUAL COST*
         ---------                 ------------                 -----------
         0-59                      40% of Gain                  .20%
         60-69                     40% of Gain                  .40%
         70-79                     25% of Gain                  .50%
         80 +                      Not Available                Not Available

* Integrity will assess the cost of the benefit on a calendar quarter basis against both the Fixed Accounts and Variable Account Options.

All Total Customer Contributions received in the first seven contract years will be included for purposes of calculating the EEB payment. Total Customer Contributions received after the seventh contract anniversary will not be included in calculating the maximum EEB benefit until they have been in the contract for 6 months. MONIES RECEIVED FROM EXCHANGED CONTRACTS SHALL BE TREATED AS PREMIUM FOR PURPOSES OF THE EEB RIDER AND DETERMINATION OF THE BENEFIT PAID. THE GAIN IN THE EXCHANGED CONTRACT WILL NOT BE CARRIED OVER TO THE NEW CONTRACT FOR PURPOSES OF CALCULATING THE EEB BENEFIT. IT WILL BE CARRIED OVER FOR PURPOSES OF INCOME TAX OR EXCLUSION ALLOWANCE CALCULATIONS.

Based on our current interpretation of the tax law, the additional benefit provided by the EEB will be treated as earnings of the contract and subject to income taxes upon distribution. You may wish to consult your tax advisor, legal advisor or investment professional to determine if the EEB will be of benefit to you or your beneficiaries.

A SPECIAL NOTE IF YOU ARE PURCHASING THIS ANNUITY FOR USE AS AN IRA:

IF YOU ARE PURCHASING THIS CONTRACT AS AN IRA AND ARE ELECTING THE EEB RIDER THERE IS NO ASSURANCE THAT THE CONTRACT WILL MEET THE QUALIFICATION REQUIREMENTS FOR AN IRA. YOU WILL WANT TO CAREFULLY CONSIDER SELECTING THE EEB OPTION IF THIS CONTRACT IS AN IRA. CONSULT YOUR TAX OR LEGAL ADVISOR IF YOU ARE CONSIDERING USING THE EEB WITH AN IRA.

Under certain circumstances, a spouse may continue the contract and is substituted for the deceased spouse. The surviving spouse will become the new annuitant and may elect a new beneficiary to receive the death benefit. No adjustment is made to the Account Value at the death of the first spouse. The benefit payable does not change and shall remain based on the original issue age of the youngest Annuitant. The annual charges for the EEB rider will continue along with the benefit. Upon the death of the second spouse, the death benefit and EEB will be paid.

This death benefit option may not be available in all states.

SECTION 7 - VOTING RIGHTS

PORTFOLIO VOTING RIGHTS

We are the legal owner of the shares of the Portfolios held by Separate Account II and, therefore, have the right to vote on certain matters. Among other things, we may vote to elect a Portfolio's Board of Directors, to ratify the selection of independent auditors for a Portfolio, and on any other matters described in a Portfolio's current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.

If we don't receive instructions in time from all owners, we'll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain qualified plans, your voting instructions must be sent to us indirectly, through your employer, but we aren't responsible for any failure by your employer to solicit your instructions or to send your instructions to us. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in Separate Account II, in the same proportion that other owners vote. If the federal securities laws or regulations or interpretations of them change so that we're permitted to vote shares of a Portfolio on our behalf or to restrict owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You vote only on matters concerning the Portfolios in which your contributions are invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio on the record date set by a Portfolio's Board for its shareholders' meeting. For this purpose, the record date can't be more than 60 days before the meeting of a Portfolio. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW PORTFOLIO SHARES ARE VOTED

All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. To the extent shares of a Portfolio are sold to separate accounts of other insurance companies, the shares voted by those companies according to instructions received from their contract holders will dilute the effect of voting instructions received by us from its owners.

Owners of Units in the Divisions also have voting rights. Each owner will be given one vote for every $1.00 of value in a Division. Fractional interests are counted, unless different voting rights are required under the law.

HOW SEPARATE ACCOUNT TEN INTERESTS ARE VOTED

Separate Account Ten's rules don't require Separate Account Ten to hold annual meetings, although special meetings may be called for purposes such as electing or removing members of the Board of Managers, changing fundamental policies, or approving a contract for investment advisory services. When required, "the vote of a majority of the outstanding voting securities" of Separate Account Ten means the lesser of:

     (1) The holders of more than 50% of all votes entitled to be cast with respect to Separate Account Ten; or

     (2) The holders of at least 67% of the votes that are present or represented by proxy at a meeting, assuming more than 50% of those entitled to vote are present or represented.

We'll determine the number of votes you can instruct us to vote 60 days or less before a Separate Account Ten special meeting.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part I, Section 2) may require owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by owners.

SECTION 8 - TAX ASPECTS OF THE CONTRACT

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the owner, Annuitant, and the beneficiary or other payee may depend on several factors. These factors may include Integrity's tax status, the type of retirement plan, if any, for which the contract is purchased, and the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It is based upon our understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We cannot guarantee that the IRS or the courts won't change their views on the treatment of these contracts. Future legislation could affect annuity contracts adversely. Moreover, we have not attempted to consider any applicable state or other tax laws. Because of the complexity of tax laws and the fact that tax results will vary according to particular circumstances, anyone considering the purchase of a contract, selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

YOUR CONTRACT IS AN ANNUITY

Under federal tax law, anyone can purchase an annuity with after-tax dollars. Earnings under the contract won't generally be taxed until you make a withdrawal. An individual (or employer) may also purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, an individual (or employer) may purchase the annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings may be excluded from taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars (a nonqualified annuity), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (a qualified annuity). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Internal Revenue Code of 1986, as amended (the CODE) governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) will not be taxed when you receive the amounts back in a distribution. Also, an owner generally isn't taxed on the annuity's earnings (increases in Account Value) until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in the Account Value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract is treated as a taxable distribution of that portion of the value of the contract.

You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code states that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, is not taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made before August 14, 1982 that were rolled over to the contract in a tax-free exchange.

If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is determined using a ratio of the owner's investment to his or her expected return under the contract (exclusion ratio). The rest of each payment will be ordinary income. When all of these tax-free portions add up to your investment in the annuity, future payments are entirely ordinary income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the owner's final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

The taxable portion of a distribution is taxed at ordinary income tax rates. In addition, you may be subject to a 10% penalty on the taxable portion of a distribution unless it is:

     (1)  on or after the date on which the taxpayer attains age 59 1/2;

     (2)  as a result of the owner's death;

     (3) part of a series of "substantially equal periodic payments" (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;

     (4)  a result of the taxpayer becoming disabled within the meaning of Code
          Section 72(m)(7);

     (5) from certain qualified plans (note, however, other penalties may apply);

     (6) under a qualified funding asset (as defined in Section 130(d) of the Code);

     (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;

     (8)  under an immediate annuity as defined in Code Section 72(u)(4);

     (9)  for the purchase of a first home (distribution up to $10,000);

     (10) for certain higher education expenses; or

     (11) to cover certain deductible medical expenses.

     Please note that items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in
Part I, Section 5.

DISTRIBUTION-AT-DEATH RULES

Under Section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any owner dies on or after the date the annuity starts and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any owner dies before the date the annuity starts, the entire contract must be distributed within five years after the owner's death. However, any interest that is payable to a beneficiary may be annuitized over the life of that beneficiary, as long as distributions begin within one year after the owner dies. If the beneficiary is the owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the owner.

DIVERSIFICATION STANDARDS

We manage the investments in the annuities under Section 817(h) of the Code to ensure that you will be taxed as described above.

PARTIAL 1035 EXCHANGES

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. In November 1999, the IRS filed an Action on Decision indicating that it acquiesced in the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the IRS stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under the

Code. In the absence of further guidance from the IRS it is unclear what specific types of partial exchange designs and transactions will be challenged by the IRS.

Due to the uncertainty in this area owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract. Currently, we will accept partial 1035 exchanges, but at this time we cannot process outgoing partial 1035 exchanges.

TAX-FAVORED RETIREMENT PROGRAMS

An owner can use this annuity with certain types of retirement plans that receive favorable tax treatment under the Code. Numerous tax rules apply to the participants in these qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions on the amount that may be borrowed, the duration of the loan, and repayment of the loan. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Also, special rules apply to the time at which distributions must begin and the form in which the distributions must be paid. THE SAI CONTAINS GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

INHERITED IRAS

This policy may be issued as an inherited IRA. This occurs if, after the death of the owner of an IRA, the named beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued and titled as an inherited IRA. The named beneficiary of the original IRA policy will become the annuitant under the inherited IRA and may generally exercise all rights under the inherited IRA policy, including the right to name his or her own beneficiary in the event of death.

Special tax rules apply to an inherited IRA. The tax law does not permit additional premiums to be contributed to an inherited IRA policy. Also, in order to avoid certain income tax penalties, a minimum required distribution ("MRD") must be withdrawn each year from an inherited IRA. The first MRD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the MRD amount over the amounts, if any, actually withdrawn form the inherited IRA during the calendar year.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES ON INTEGRITY

The contract allows us to charge the Separate Accounts for taxes. We can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

SECTION 9 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program that allows you to pre-authorize periodic withdrawals from your contract before your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. Residents of Pennsylvania and South Carolina must keep a $3,000 minimum account balance after any withdrawal. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin one Business Day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may end or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.

Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't deduct a contingent withdrawal charge or make a Market Value Adjustment. See "Contingent Withdrawal Charge" in Part I,
Section 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM GREATER THAN THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWAL AND TO INCOME TAXATION. See Part I, Section 7, "Tax Aspects of the Contract."

INCOME PLUS WITHDRAWAL PROGRAM

We offer an Income Plus Withdrawal Program that allows you to pre-authorize equal periodic withdrawals, based on your life expectancy, from your contract before you reach age 59 1/2. You can choose among three calculation methods permitted by the Code, each of which is designed to provide a substantially equal periodic payment. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Section 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:

-    the date you reach age 59 1/2; or

-    five years from the date of the first distribution.

If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions made under the Income Plus Withdrawal Program, plus any interest.

You can choose the Income Plus Withdrawal Program at any time if you're younger than 59 1/2. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your withdrawals.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Your withdrawals will begin at least one Business Day after we receive your form. You may end your participation in the program upon seven Business Days prior written notice, and we may end or change the Income Plus Withdrawal Program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will end. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, or Systematic Transfer Option.

If you haven't used up your free withdrawals in any given contract year, amounts you withdraw under the Income Plus Withdrawal Program may be within the free withdrawal amount. If they are, no contingent withdrawal charge or Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN

UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.

CHOICES PLUS MINIMUM REQUIRED DISTRIBUTION PROGRAM

We offer a Choices Plus Minimum Required Distribution Program that allows you to pre-authorize withdrawals from your contract after you attain age 70 1/2.
Section 401(a)(9)(A) of the Code states that minimum required distributions from an IRA must begin on or before April 1st of the year following the year in which the IRA owner turns 70 1/2. You won't have to pay any tax penalty for these withdrawals, but they are subject to ordinary income tax. See "Taxation of Annuities Generally" in Section 7.

You can choose the Choices Plus Program any time if you're age 70 1/2 or older. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semiannually, or annually and can specify the day of the month (other than the 29th, 30th, or 31st) on which the withdrawal is made. We'll calculate the amount of the distribution using current IRS guidance.

This program is open to new contractholders, as well as existing contractholders who are already taking minimum required distributions from their Integrity IRAs. Payments can be made to you by check or by electronic funds transfer.

DOLLAR COST AVERAGING

Dollar-cost averaging refers to the practice of investing the same amount of money in the same investment at regular intervals (like once a month), regardless of market conditions. If you choose to dollar-cost average, the amount you invest is always the same. Thus, you automatically buy more units when the price is low, and fewer when the price is high. Over time, you may reduce the risk of buying units when their cost is highest, although dollar-cost averaging does not assure a profit and it does not protect against investment losses in declining markets.

We offer a dollar cost averaging program under which we transfer contributions allocated to the Fidelity VIP Money Market Option to one or more other Variable Account Options on a monthly, quarterly, semi-annual or annual basis. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program, and these transfers won't count towards the twelve free transfers you may make in a contract year. The Select Ten Plus Divisions aren't eligible for the dollar cost averaging program.

To enroll under our dollar cost averaging program, send the appropriate form to our Administrative Office. You may end your participation in the program upon one day's prior written notice, and we may end or change the dollar cost averaging program at any time. If you don't have enough money in the Fidelity VIP Money Market Portfolio to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will end.

SYSTEMATIC TRANSFER PROGRAM

We also offer a systematic transfer program under which we transfer contributions allocated to the STO to one or more other Investment Options on a monthly or quarterly basis. See Part I, Section 3, "Systematic Transfer Option." You must transfer all STO contributions you make to the six-month STO into other Investment Options on a monthly basis within six months, and transfer all contributions to the twelve-month STO on a monthly or quarterly basis within one year of contribution. Transfers are automatically made in approximately equal installments (including interest earned) of at least $1,000 each. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will end. Any remaining accrued interest and any money still in the STO at the end of the period during which transfers are scheduled to be made will be transferred at the end of that period on a pro rata basis to the Options you chose for this program. There is no charge for transfers under this program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

We'll hold new contributions to a Select Ten Plus Division in the STO until the next available Investment Date. You may ask us to transfer approximately equal quarterly installments of at least $1,000 each over the next year from the STO to each of the four Select Ten Plus Divisions. We can hold new contributions received less than five Business Days before any Investment Date in the STO until the next Investment Date. See Part II for important information on the Divisions.

To enroll under our systematic transfer program, send the appropriate form to our Administrative Office. We can end the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be available in some states.

CUSTOMIZED ASSET REBALANCING

Customized asset rebalancing allows you to choose a diversified investment mix among our Variable Account Options that is appropriate for your goals and risk tolerance. You may wish to consult with your financial adviser when establishing your investment portfolio. Because some of your Variable Account Options may grow faster than others, your asset allocation may shift from your preferred mix. Asset rebalancing periodically resets your Variable Account Options to your original allocations, ensuring that your asset mix stays in line with your investment strategy.

Our customized asset rebalancing program allows you to determine how often the rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among the Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you are making contributions. We won't charge a transfer charge to transfers under our customized asset rebalancing program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

Fixed Accounts and the Select Ten Plus Divisions aren't included in the customized asset rebalancing program.

To enroll in our customized asset rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, and transfers and withdrawals that you make, may not work with the customized asset rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the customized asset rebalancing program is in effect. You may end your participation in the program upon one day's prior written notice, and we may end or change the customized asset rebalancing program at any time.

SYSTEMATIC CONTRIBUTIONS

We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions. To enroll in this program, send the appropriate form to our Administrative Office. You or we may end your participation in the program with 30 days' prior written notice. We may end your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month. The Select Ten Plus Divisions aren't eligible for Systematic Contributions.

LEGAL PROCEEDINGS

Integrity is a party to litigation and arbitration proceedings in the ordinary course of its business. None of these matters is expected to have a material adverse effect on Integrity.

SECTION 10 - PRIOR CONTRACTS

DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED BEFORE JANUARY 1, 1997

This section shows the Death Benefit information for contracts issued before January 1, 1997. It may be different from other provisions in this prospectus. For contracts issued before 1997, the following provisions apply:

For contracts issued before January 1, 1995, the amount of the death benefit is the greatest of:

     -    your Adjusted Account Value

     - the Account Value at the beginning of the seventh contract year, plus subsequent contributions and minus subsequent withdrawals

     -    your total contributions less the sum of withdrawals

     - for Annuitants younger than 70 years old on the birthday nearest the date on which their contract was issued, an enhanced minimum death benefit, explained below.

For contracts issued during 1995, the amount of the death benefit is the greatest of:

     -    your Adjusted Account Value

     - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals

     -    your total contributions less the sum of withdrawals

For contracts issued during 1996, the amount of the death benefit is the greatest of:

     -    your Account Value

     - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals

     -    your total contributions less the sum of withdrawals

"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments that apply to those withdrawals and reduce the death benefit on a pro rata basis.

The enhanced minimum death benefit is the same as the guaranteed death benefit, except that the guaranteed death benefit may not exceed the maximum guaranteed death benefit. The guaranteed death benefit on your Participation Date is your initial contribution. After that, every month we recalculate that portion of your guaranteed death benefit allocated to the Separate Account by adding interest at an annual rate of 7% until the contract anniversary nearest your 70th birthday, subject to the maximum. We subtract from that the sum of any withdrawals or transfers from the Separate Account during the month and a pro rata amount of the interest accumulated that applies to the withdrawn or transferred amount. Therefore, your guaranteed death benefit at any time, subject to the maximum, is the sum of (1) your Guarantee Period Values, and (2) your Separate Account contributions, including the amount of interest calculated on your Separate Account values for purposes of determining the guaranteed death benefit, less any withdrawals or transfers and less the interest calculated on a pro rata basis on those withdrawals or transfers. Your maximum guaranteed death benefit is determined by totaling your contributions during your first five participation years, subtracting all withdrawals, taking into consideration any market value adjustments made under the contract, multiplying the result by two, and then adding that to your total contributions made after the first five participation years.

REDUCTION IN CHARGES FOR CONTRACTS ISSUED BETWEEN JANUARY 1, 1995 AND FEBRUARY 1, 1997

If your contract was issued on or after January 1, 1995, but before February 1, 1997, the effective annual rate of mortality, expense and administrative charges will reduce to 1.10% after your contract has been in effect for six years.

CONTINGENT WITHDRAWAL CHARGE FOR CONTRACTS ISSUED BEFORE FEBRUARY 15, 1997

For contracts issued before February 15, 1997 (2/27/97 in Washington, 5/30/97 in Pennsylvania, 7/7/97 in Maryland, 10/16/97 in Oregon) the following rules apply even if they are different from other provisions in this prospectus:

There is a withdrawal charge of up to 7% on all contributions withdrawn. As shown below, this charge varies, depending upon the "age" of the contributions included in the withdrawal, that is, how long ago you made your contributions. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contract year. No withdrawal charge applies when you withdraw contributions made earlier than your fifth prior contribution year. For purposes of calculating the withdrawal charge,

(1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount won't be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

No charge will be applied to your partial withdrawals that don't exceed the free withdrawal amount in any contract year. On any Business Day, the free withdrawal amount is the greater of (i) 10% of your Account Value and (ii) any investment gain during the prior contract year, less withdrawals during the current contract year. Investment gain is calculated as the increase in the Account Value during the prior contract year, minus contributions during that year, plus withdrawals made during that year. We'll deduct contingent withdrawal charges for any partial withdrawal amount that is over the free withdrawal amount. The contingent withdrawal charge is a sales charge to help pay our costs of selling and promoting the contract. We don't expect revenues from contingent withdrawal charges to cover all of those costs. Any shortfall will be made up from our General Account assets, which may include profits from other charges under the contract.

    CONTRIBUTION YEAR IN WHICH                          CHARGE AS A % OF THE
    WITHDRAWN CONTRIBUTION WAS MADE                     CONTRIBUTION WITHDRAWN
    -------------------------------                     ----------------------
             Current                                               7%
             First Prior                                           6
             Second Prior                                          5
             Third Prior                                           4
             Fourth Prior                                          3
             Fifth Prior                                           2
             Sixth Prior and Earlier                               0

We won't deduct a contingent withdrawal charge if the Annuitant uses the withdrawal to buy from us either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.

The minimum withdrawal permitted is $300.

RETIREMENT DATE

For contracts issued before January 1, 1997, the Retirement Date will be the date you specify, but no later than your 85th birthday or the 10th Contract Anniversary, whichever is later.

CONTRACTS ISSUED TO OREGON RESIDENTS

If you are a resident of Oregon and your Contract was issued before October 16, 1997 (Contract Form No. 11960CNQ-I-OR), additional contributions into Investment Options are accepted, including the 10-Year GRO Account, and the prospectus provisions relating to these items apply.

HARDSHIP WAIVERS

Hardship Waivers aren't available for contracts issued prior to February 15, 1997. Hardship waivers are available in most states for contracts issued on or after that date, but certain states approved the availability of hardship waivers after February 15, 1997. Please check your contract if you are uncertain about the applicability of this section to your contract.

LIMITATION ON NUMBER OF INVESTMENT OPTIONS FOR CONTACTS ISSUED BEFORE JULY 17, 2000

For most contracts issued prior to July 17, 2000, contractholders may not allocate to more than nine Investment Options. In determining the nine Investment Options, each of your GRO Accounts counts as one Investment Option.

TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES FOR CONTRACTS ISSUED BEFORE JULY 16, 2001

For contracts before July 16, 2001, and for contracts issued in certain states after that date, Total Separate Account Annual Expenses are 1.35%. Please check your contract if you are uncertain about the applicability of this section to your contract.

DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED AFTER JANUARY 1, 1997 & BEFORE JULY 16, 2001

For contracts issued after January 1, 1997 and before July 16, 2001, the following rules apply in most states even if they are different from other provisions in this prospectus. Please check your contract if you are uncertain about the applicability of this section to your contract.

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the contract's 10th anniversary date, if later), the death benefit is the Account Value at the end of the Business Day when we receive proof of death. Similarly, if the contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the Account Value at the end of the Business Day when we receive proof of death.

For contracts issued before the youngest Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the contract's 10th anniversary date, if later) and before annuity payments have started, the death benefit is the highest of:

     (a)  your highest Account Value on any contract anniversary (before age
          81), plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);

     (b) total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); or

     (c)  your current Account Value.

The reductions in death benefit described in (a) and (b) above for subsequent withdrawals will be calculated on a pro rata basis with respect to Account Value at the time of withdrawal. We'll also adjust the death benefit for any applicable Market Value Adjustments and/or charges.

FREE WITHDRAWALS FOR CONTACTS ISSUED BEFORE JULY 16, 2001

For contracts issued prior to July 16, 2001 in most states, you may withdraw up to 10% of your Account Value each contract year with no withdrawal charges. After the first 10% within a contract year, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account.

SIX MONTH SYSTEMATIC TRANSFER PROGRAM FOR CONTACTS ISSUED BEFORE JULY 16, 2001

The six month option in the Systematic Transfer Program is not available for contracts issued prior to July 16, 2001.

JANUS ASPEN MONEY MARKET PORTFOLIO AVAILABLE FOR CONTACTS ISSUED BEFORE JULY 16, 2001

The Janus Aspen Money Market Portfolio is available for all contracts issued prior to July 16, 2001. The Fidelity VIP Money Market Portfolio is not available for contracts issued prior to July 16, 2001.

NEW SHARE CLASSES ADDED EFFECTIVE JULY 16, 2001

New share classes that charge distribution fees pursuant to Rule 12b-1 were added to certain Portfolios effective July 16, 2001. These fees will not be charged to contracts issued prior to July 16, 2001.

PART II

              THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN


SECTION 1 - INVESTMENT OBJECTIVE, STRATEGY AND RISK FACTORS

THE DIVISIONS

Separate Account Ten is currently divided into four Divisions: March, June, September and December. Each Division is a non-diversified investment company that invests directly in securities. We can't guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other securities that aren't available under the contract offered by this prospectus.

INVESTMENT OBJECTIVE

The Divisions seek total return by investing in shares of the ten highest dividend yielding common stocks in the Dow Jones Industrial Average (DJIA) in equal weights and holding them for twelve months. The dividend yield for each stock is calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that stock and dividing the result by the market value of that stock at the close of the New York Stock Exchange (NYSE) on the business day before the investment date. This yield is historical and we can't guarantee that any dividends will be declared or paid in the future on the stocks in the Divisions. The term "equal weights" means that if you invested $100 in a Division, the Division would buy $10 of each of the ten highest yielding stocks.

The selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the selection process may cause a Division to own a stock that the sub-adviser doesn't recommend for purchase. In fact, the sub-adviser may have sell recommendations on a number of the stocks at the time the stocks are selected for inclusion in a Division's portfolio.

There are various theories to explain why a common stock is among the ten highest yielding stocks in the DJIA at any given time:

     (1) the issuer may be in financial difficulty or out of favor in the market because of weak earnings, performance or forecasts, or negative publicity;

     (2) there may be uncertainties because of pending or threatened litigation or pending or proposed legislation or government regulation;

     (3) the stock may be a cyclical stock reacting to national and international economic developments; or

     (4) the market may be anticipating a reduction in or the elimination of the issuer's dividend.

While these factors may affect only a part of an issuer's overall business, the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid relatively high dividends.

INVESTMENT STRATEGY

The Divisions seek total return by buying the ten highest yielding stocks in the DJIA in equal weights and holding them for approximately twelve months. Each new Division begins on the last Business Day of each calendar quarter. At the end of each Division's twelve-month period, its portfolio is restructured to hold the current ten highest yielding stocks in the DJIA. Separate Account Ten's four Divisions, operating at the same time, may each have different investment portfolios for its own twelve-month period.

New contributions and transfers to a Division are invested on only one day each year, the INVESTMENT DATE, as follows:

                       DIVISION                                 INVESTMENT DATE
                       --------                                 ---------------
         Select Ten Plus Division - March               last Business Day of March

         Select Ten Plus Division - June                last Business Day of June

         Select Ten Plus Division - September           last Business Day of September

         Select Ten Plus Division - December            last Business Day of December

The weights of the individual stock positions won't be rebalanced during the year, and additional contributions or transfers won't be accepted during any Division's twelve-month holding period. Instead, additional contributions or transfers are invested on the next Investment Date.

On the day we receive a dividend from a stock in a Division's investment portfolio, we'll reinvest it in the form of additional shares of the stock that paid the dividend. We can't guarantee that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price.

The "highest yielding stocks" are determined by calculating the yield for each stock by annualizing the last ordinary quarterly or semi-annual dividend distributed on that stock and dividing the result by the market value of the stock at the close of the NYSE on the Business Day before the Investment Date.

The investment strategy is based on three time-tested investment principles:

     (1)  time in the market is more important than timing the market;

     (2)  the stocks to buy are the ones everyone else is selling; and

     (3)  dividends can be an important part of total return.

Investment in a number of companies with high dividends relative to their stock prices is designed to increase a Division's potential for higher returns. Investing in these stocks of the DJIA may be effective as well as conservative because regular dividends are common for established companies and have accounted for a substantial portion of the total return on stocks of the DJIA as a group. Each Division's return will consist of a combination of capital appreciation and current dividend income.

Transfers from any other Investment Option into one of the Divisions will be effective at a price determined as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two business days before any Investment Date. See Part I,
Section 5, "Transfers."

THE DOW JONES INDUSTRIAL AVERAGE

The DJIA consists of 30 common stocks chosen by the editors of THE WALL STREET JOURNAL as representative of the NYSE and of American industry. The companies are highly capitalized in their industries and their stocks are widely followed and held by individual and institutional investors. The companies marked below with an asterisk are the ten highest yielding stocks in the DJIA as of the market close on Monday, December 31, 2001. The ten highest yielding stocks in the DJIA are commonly known as the "Dogs of the Dow":

AT&T                                   Honeywell
Aluminum Co. of America                IBM
American Express                       Intel
Boeing                                 International Paper*
Caterpillar*                           Johnson & Johnson
Citigroup                              J.P. Morgan Chase*
Coca-Cola  McDonald's
Disney                                 Merck*
DuPont*                                Microsoft
Eastman Kodak*                         Minnesota Mining & Manufacturing
Exxon Mobil*                           Philip Morris*
General Electric                       Proctor & Gamble
General Motors*                        SBC Communications*
Hewlett-Packard                        United Technologies
Home Depot Wal-Mart

The designations "Dow Jones(R)," "Dow Jones Industrial Average(SM)" and "DJIA(SM)" are the property of Dow Jones & Company, Inc. (DOW JONES). Dow Jones isn't affiliated with the Divisions, hasn't participated in any way in the creation of the Divisions or in the selection of stocks included in the Divisions and hasn't reviewed or approved any information included in this prospectus. The Divisions aren't sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones has no relationship at all with the Divisions. Dow Jones isn't responsible for and doesn't participate in determining the timing, price, or quantity of the Divisions' shares to be issued or redeemed. Dow Jones doesn't have any obligation or liability in connection with the administration or marketing of the Divisions.

RISK FACTORS

RISKS IN GENERAL

An investment in a Division results in certain risks common to all stock investments. Stocks fluctuate in price for a variety of reasons. For example, the value of your investment will decline if the financial condition of the issuers of the stocks becomes impaired or if the general condition of the stock market worsens. Common stocks in general may be especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. In addition, holders of common stocks generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer. Common stocks aren't backed by an obligation of the issuer and therefore don't offer any assurance of income or provide the degree of protection of capital provided by debt securities.

STRATEGY SPECIFIC RISKS

Each Division is non-diversified and invests a larger portion of its assets in the securities of fewer issuers than diversified investment companies. As a result, an investment in a Division may be subject to greater fluctuation in value than an investment in a diversified investment company. In addition, a Division may be concentrated in issuers primarily engaged in a particular industry. Concentration may involve additional risk because of the decreased diversification of economic, financial, and market risks. In addition, increased regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Division's portfolio.

SECTION 2 - PERFORMANCE INFORMATION

The performance of the investment strategy for the Divisions relative to other investment strategies can be shown using historical data. The returns shown in the following tables reflect the historical performance of a hypothetical investment in the ten highest yielding stocks in the DJIA and the performance of the DJIA, and not the performance of any Division. They don't guarantee future performance or predict any Division's returns. Stock prices (which will fluctuate in value) and dividends (which may be increased, reduced or eliminated) can affect the returns. The strategy has underperformed the DJIA in certain years. Accordingly, we can't guarantee that any Division will outperform the DJIA over the life of the Division.

An investor in a Division might not receive as high a total return on an investment in the Divisions that the hypothetical returns are based on because
(1) the total return figures shown don't reflect Division expenses or brokerage commissions and (2) the Divisions are established at different times of the year. If these charges were reflected in the hypothetical returns, the returns would be lower than those shown here.

              PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY -
                    COMPARISON OF HISTORICAL TOTAL RETURN (1)

                          TEN HIGHEST DIVIDEND
YEAR                       YIELDING STOCKS (2)                      DJIA
----                       -------------------                      ----
1973                              3.9%                             (13.1)%
1974                             (1.3)%                            (23.1)%
1975                             55.9%                              44.4%
1976                             34.8%                              22.7%
1977                              0.9%                             (12.7)%
1978                             (0.1)%                              2.7%
1979                             12.4%                              10.5%
1980                             27.2%                              21.5%
1981                              5.0%                              (3.4)%
1982                             23.6%                              25.8%
1983                             38.7%                              25.7%
1984                              7.6%                               1.1%
1985                             29.5%                              32.8%
1986                             32.1%                              26.9%
1987                              6.1%                               6.0%
1988                             22.9%                              16.0%
1989                             26.5%                              31.7%
1990                             (7.6)%                             (0.4)%
1991                             39.3%                              23.9%
1992                              7.9%                               7.4%
1993                             27.3%                              16.8%
1994                              4.1%                               4.9%
1995                             36.7%                              36.4%
1996                             27.9%                              28.9%
1997                             21.9%                              24.9%
1998                             10.7%                              18.1%
1999                              4.0%                              27.2%
2000                              6.4%                              (4.7)%
Cumulative                      8,056%                             2,937%

(1) Total return is the sum of (1) the percentage change in market value of each group of stocks between the first and last trading days of a period and (2) the total dividends paid on each group of stocks during the period, divided by the opening market value of each group of stocks as of the first trading day of a period. Total return doesn't take into consideration any expenses or commissions. Over the course of the years listed above, the ten highest dividend yielding stocks in the DJIA achieved an average annual total return of 17.0%. Over this period, the strategy achieved a greater average annual total return than that of the DJIA, which was 12.9%. Although each Division seeks to achieve a better performance than the DJIA as a whole, we can't guarantee that a Division will achieve a better performance. Performance may also be compared to the performance of the S&P 500 Composite Price Stock Index or performance data from publications such as Morningstar Publications, Inc. Source for years 1973-1997: BEATING THE DOW, by Michael O'Higgins with John Downes, published by Harper Perennial, 1992, and "Beating the Dow," edited by John Downes, published by the Hirsch Organization. Used with permission of the authors. Source for 1998-2000: www.dogsofthedow.com.

(2) The ten highest dividend yielding stocks in the DJIA for any given year were selected by ranking the dividend yields for each of the stocks in the index at the beginning of that year, based upon an annualization of the last quarterly or semi-annual regular dividend distribution (which would have been declared in the preceding year), divided by that stock's market value on the first trading day on the NYSE in that year.

              PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY -
                         $10,000 HYPOTHETICAL INVESTMENT

                      TEN HIGHEST DIVIDEND
YEAR                  YIELDING DJIA STOCKS                    DJIA INDEX
----                  --------------------                    ----------
1973                      $  10,390                          $   8,690
1974                         10,255                              6,683
1975                         15,987                              9,650
1976                         21,551                             11,840
1977                         21,745                             10,336
1978                         21,723                             10,616
1979                         24,417                             11,730
1980                         31,058                             14,252
1981                         32,611                             13,768
1982                         40,308                             17,320
1983                         55,907                             21,771
1984                         60,155                             22,010
1985                         77,901                             29,230
1986                        102,908                             37,092
1987                        109,185                             39,318
1988                        134,188                             45,609
1989                        169,748                             60,067
1990                        156,848                             59,827
1991                        218,489                             74,125
1992                        235,749                             79,610
1993                        300,109                             92,985
1994                        312,413                             97,541
1995                        427,069                            133,046
1996                        546,221                            171,496
1997                        665,843                            214,199
1998                        737,136                            252,971
1999                        766,572                            319,152
2000                        815,633                            303,673

The table above represents a hypothetical investment of $10,000 in the DJIA and the ten highest dividend yielding DJIA stocks from January 1, 1973 through December 31, 2000. The table assumes that all dividends and distributions during a year are reinvested at the end of that year. The table doesn't reflect expenses or commissions. The value of the ten highest dividend-yielding DJIA stocks would have been $477,236 if the following fees and expenses had been charged: (1) insurance charges of 1.20%, (2) management fees of .50%, (3) administrative fees of .15%, and (4) other expenses of .35%.

Investors shouldn't rely on performance information as an indication of the past or future performance of the Divisions. We can't guarantee that any of the Divisions will outperform the DJIA.

Performance data for the Divisions, including the yield and total return of the Divisions, may appear in advertisements or sales literature. See "Performance Information" in Part I, Section 8 for a discussion of how performance is calculated.

SECTION 3 - CONTRACTHOLDER INFORMATION

PRICING OF UNITS

The net asset value of the Units of each Division is determined on each day the NYSE is open for trading. The net assets are valued based on market quotations as of the close of business of the NYSE, which is currently 4:00 p.m.,

Eastern Time. Each Division's Unit Value is calculated separately by dividing the value of the securities held by the Division plus any cash or other assets, less liabilities, by the number of outstanding Units of the Division.

Amounts contributed and transferred to the Divisions are invested on only four days each year, the INVESTMENT Date for each of the four Divisions. Because of this, purchase orders are priced at the net asset value that is next computed at the end of the Business Day preceding the next available Investment Date after receipt of your order. Redemption orders and transfers out of the Divisions are priced at the net asset value next computed after receipt of your order. See
Part II, Section 2 - "Investment Strategy."

DIVIDENDS AND DISTRIBUTIONS

Dividends from stocks in each Division's portfolio will be reinvested on the day the dividend is received in additional shares of the stock that paid the dividend.

SECTION 4 - MANAGEMENT

THE INVESTMENT ADVISER

Touchstone Advisors Inc. serves as the investment adviser to the Select Ten Plus Divisions. Touchstone Advisors is part of The Western-Southern Enterprise, which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services to millions of consumers nationwide. As of December 31, 2000, The Western-Southern Enterprise owned or managed assets of approximately $25.5 billion and Touchstone Advisors managed assets of approximately $605 million. Touchstone Advisors is located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

Touchstone Advisors has overall responsibility for administering all operations of the Divisions and for monitoring and evaluating the management of the assets of the Divisions by the sub-adviser. Specifically, Touchstone Advisors:

     - provides the overall business management and administrative services necessary for each Division's operation;

     - furnishes or procures on behalf of the Division the services and information necessary to the proper conduct of the Divisions' business;

     - acts as liaison among the various service providers to the Divisions, including the custodian, portfolio accounting personnel, sub-adviser, counsel, and auditors;

     - is responsible for ensuring that the Divisions operate in compliance with applicable legal requirements and for monitoring the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Divisions; and

     - is responsible for monitoring and evaluating the sub-adviser on a periodic basis and considering its performance record with respect to the investment objective and policies of the Divisions.

Touchstone Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of each Division's assets and the purchase and sale of securities for the Divisions in the event that at any time a sub-adviser isn't engaged to manage the assets of the Divisions.

For providing investment management services to the Divisions, Touchstone Advisors receives a monthly fee based on an annual rate of .50% of each Division's average daily net assets. Touchstone Advisors will then pay an advisory fee to the subadviser. Touchstone Advisors has guaranteed it or an affiliate would pay National Asset Management a minimum annual sub-advisory fee of $50,000.

Touchstone Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of the Division's average net assets. Touchstone Advisors can change or terminate its expense reimbursement policy for the Divisions, but doesn't currently intend to do so.

THE SUB-ADVISER

National Asset serves as the sub-adviser to the Divisions and in that capacity provides investment advisory services, including security selection. National Asset makes all determinations with respect to the investment of each Division's assets and the purchase and sale of securities and other investments under the Divisions' investment objectives and policies.

On April 18, 2001, National Asset completed its merger with a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP, which is headquartered in Atlanta and London, is the largest publicly traded asset management firm in the world. In the transaction, AMVESCAP acquired all the outstanding shares of National Asset. As a result of the transaction, National Asset's business is now conducted by the National Asset Management Division of INVESCO, Inc. INVESCO manages more than $93 billion in assets for institutional investors, and offers a broad range of investment services. The main place of business of INVESCO is 1315 Peachtree Street, N.E., Suite 300, Atlanta, Georgia 30309.

APPENDIX A

FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS

The table below shows the Unit Value for certain Variable Account Options at inception, the number of Units outstanding at December 31 of each year since inception, and the Unit Value at the beginning and end of each period.

                                                                        YEAR ENDED DECEMBER 31
                                                       2000         1999          1998         1997          1996
                                                       ----         ----          ----         ----          ----
THIRD AVENUE VALUE**
Unit value at beginning of period                      $23.76       $27.42        $23.47       $18.24        $14.85
Unit value at end of period                            $26.06       $23.76        $27.42       $23.47        $18.24
Number of units outstanding at end of period          620,186      930,696     1,385,723    1,278,296     1,119,634

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH
Unit value at beginning of period                      $35.32       $26.42        $19.74       $14.85        $13.21
Unit value at end of period                            $27.02       $35.32        $26.42       $19.74        $14.85
Number of units outstanding at end of period        1,230,820    1,214,898     1,345,118    1,295,185     1,184,119

GABELLI LARGE CAP VALUE**
Unit value at beginning of period                      $18.45       $17.70        $18.32       $15.23        $13.44
Unit value at end of period                            $17.36       $18.45        $17.70       $18.32        $15.23
Number of units outstanding at end of period          514,402      804,931     1,761,932    2,107,245     2,434,199

BARON SMALL CAP**
Unit value at beginning of period                      $17.10       $17.80        $18.15       $14.71        $12.58
Unit value at end of period                            $17.09       $17.10        $17.80       $18.15        $14.71
Number of units outstanding at end of period          206,561      332,006       581,283      592,060       592,469

DEUTSCHE VIT EAFE7 EQUITY INDEX
Unit value at beginning of period                      $14.22       $11.30         $9.42                          -
Unit value at end of period                            $11.70       $14.22        $11.30        $9.42
Number of units outstanding at end of period          247,563      240,439       177,704       19,652

                                                                       YEAR ENDED DECEMBER 31
                                                       1995         1994         1993        1992     INCEPTION
                                                       ----         ----         ----        ----     ---------
THIRD AVENUE VALUE**
Unit value at beginning of period                      $10.34       $10.56      $10.07           -    $10.00
Unit value at end of period                            $14.85       $10.34      $10.56      $10.07
Number of units outstanding at end of period          806,752      733,336     547,498       3,540

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH
Unit value at beginning of period                      $10.17        $9.91      $10.05           -    $10.00
Unit value at end of period                            $13.21       $10.17       $9.91      $10.05
Number of units outstanding at end of period        1,342,971    1,014,016     830,307      18,906

GABELLI LARGE CAP VALUE**
Unit value at beginning of period                      $11.23       $11.33       $9.99           -    $10.00
Unit value at end of period                            $13.44       $11.23      $11.33       $9.99
Number of units outstanding at end of period        2,541,023    2,558,692    1,518,39      11,385

BARON SMALL CAP**
Unit value at beginning of period                      $10.53       $10.74           -           -    $10.00
Unit value at end of period                            $12.58       $10.53      $10.74           -
Number of units outstanding at end of period          587,830      567,827     425,500           -

DEUTSCHE VIT EAFE7 EQUITY INDEX
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

                                                                        YEAR ENDED DECEMBER 31
                                                       2000         1999          1998         1997          1996
                                                       ----         ----          ----         ----          ----
DEUTSCHE VIT EQUITY INDEX
Unit value at beginning of period                      $15.32       $12.90        $10.16                          -
Unit value at end of period                            $13.71       $15.32        $12.90       $10.16
Number of units outstanding at end of period        2,509,913    2,454,241     1,563,771      224,706

DEUTSCHE VIT SMALL CAP INDEX
Unit value at beginning of period                      $10.80        $9.11         $9.44                          -
Unit value at end of period                            $10.24       $10.80         $9.11        $9.44
Number of units outstanding at end of period          528,324      456,819       389,699       70,238

VIP EQUITY-INCOME
Unit value at beginning of period                      $11.62       $11.08        $10.06                          -
Unit value at end of period                            $12.43       $11.62        $11.08       $10.06
Number of units outstanding at end of period        1,303,950    1,571,231     1,206,214      155,520

VIP CONTRAFUND
Unit value at beginning of period                      $15.29       $12.47         $9.73                          -
Unit value at end of period                            $14.08       $15.29        $12.47        $9.73
Number of units outstanding at end of period        1,735,357    1,652,352       893,485      129,361

VIP GROWTH & INCOME
Unit value at beginning of period                      $14.11       $13.10        $10.24                          -
Unit value at end of period                            $13.41       $14.11        $13.10       $10.24
Number of units outstanding at end of period        1,111,831    1,291,885       859,704      119,576

VIP GROWTH OPPORTUNITIES
Unit value at beginning of period                      $12.98       $12.62        $10.26                          -
Unit value at end of period                            $10.62       $12.98        $12.62       $10.26
Number of units outstanding at end of period          768,638      948,352       617,513       78,180

VIP GROWTH
Unit value at beginning of period                      $12.63                          -            -             -
Unit value at end of period                            $11.08       $12.63
Number of units outstanding at end of period          364,255       54,439

                                                                       YEAR ENDED DECEMBER 31
                                                       1995         1994         1993        1992     INCEPTION
                                                       ----         ----         ----        ----     ---------
DEUTSCHE VIT EQUITY INDEX
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

DEUTSCHE VIT SMALL CAP INDEX
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

VIP EQUITY-INCOME
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

VIP CONTRAFUND
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

VIP GROWTH & INCOME
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

VIP GROWTH OPPORTUNITIES
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

VIP GROWTH
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

                                                                        YEAR ENDED DECEMBER 31
                                                       2000         1999          1998         1997          1996
                                                       ----         ----          ----         ----          ----
VIP MID CAP
Unit value at beginning of period                      $12.96                          -            -             -
Unit value at end of period                            $17.07       $12.96
Number of units outstanding at end of period          503,449       82,924

JANUS ASPEN CAPITAL APPRECIATION
Unit value at beginning of period                      $24.33       $14.77         $9.47                          -
Unit value at end of period                            $19.64       $24.33        $14.77        $9.47
Number of units outstanding at end of period        2,289,751    1,953,906       712,285       92,194

JANUS ASPEN BALANCED
Unit value at beginning of period                      $16.49       $13.19         $9.95                          -
Unit value at end of period                            $15.90       $16.49        $13.19        $9.95
Number of units outstanding at end of period        3,292,580    3,904,271     5,548,134    5,661,088

JANUS ASPEN WORLDWIDE GROWTH
Unit value at beginning of period                      $19.54       $12.04         $9.47                          -
Unit value at end of period                            $16.26       $19.54        $12.04        $9.47
Number of units outstanding at end of period        2,890,991    2,314,085     1,327,696      151,721

JANUS ASPEN MONEY MARKET
Unit value at beginning of period                      $10.85       $10.48        $10.08                          -
Unit value at end of period                            $11.38       $10.85        $10.48       $10.08
Number of units outstanding at end of period        1,569,997    2,017,825     1,709,186      634,249

J.P. MORGAN INTERNATIONAL OPPORTUNITIES
Unit value at beginning of period                      $12.93        $9.59         $9.28                          -
Unit value at end of period                            $10.73       $12.93         $9.59        $9.28
Number of units outstanding at end of period          324,546      345,201       137,064       41,664

J.P. MORGAN BOND
Unit value at beginning of period                      $10.60       $10.85        $10.19                          -
Unit value at end of period                            $11.55       $10.60        $10.85       $10.19
Number of units outstanding at end of period        1,491,565    1,890,368     1,499,874      418,029

                                                                       YEAR ENDED DECEMBER 31
                                                       1995         1994         1993        1992     INCEPTION
                                                       ----         ----         ----        ----     ---------
VIP MID CAP
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN CAPITAL APPRECIATION
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN BALANCED
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN WORLDWIDE GROWTH
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN MONEY MARKET
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

J.P. MORGAN INTERNATIONAL OPPORTUNITIES
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

J.P. MORGAN BOND
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

                                                                        YEAR ENDED DECEMBER 31
                                                       2000         1999          1998         1997          1996
                                                       ----         ----          ----         ----          ----
UNIVERSAL FUNDS ASIAN EQUITY
Unit value at beginning of period                      $13.83        $7.81         $8.46                          -
Unit value at end of period                            $ 7.58       $13.83         $7.81        $8.46
Number of units outstanding at end of period          254,436      320,760       476,370      484,093

UNIVERSAL FUNDS EMERGING MARKETS DEBT
Unit value at beginning of period                      $ 8.32        $6.52         $9.23                          -
Unit value at end of period                            $ 9.14        $8.32         $6.52        $9.23
Number of units outstanding at end of period          192,477      310,684       607,509      653,365

UNIVERSAL FUNDS HIGH YIELD
Unit value at beginning of period                      $11.04       $10.45        $10.11                          -
Unit value at end of period                            $ 9.74       $11.04        $10.45       $10.11
Number of units outstanding at end of period          648,516      856,371       578,494       69,823

UNIVERSAL FUNDS U.S. REAL ESTATE
Unit value at beginning of period                      $ 8.68        $8.93        $10.15                          -
Unit value at end of period                            $11.07        $8.68         $8.93       $10.15
Number of units outstanding at end of period          238,338      234,609       252,794       67,357

JANUS ASPEN AGGRESSIVE GROWTH
Unit value at beginning of period                                        -             -            -             -
Unit value at end of period                            $ 6.74
Number of units outstanding at end of period          424,984

JANUS ASPEN GROWTH
Unit value at beginning of period                                        -             -            -             -
Unit value at end of period                            $ 8.63
Number of units outstanding at end of period          154,157

JANUS ASPEN STRATEGIC VALUE
Unit value at beginning of period                                        -             -            -             -
Unit value at end of period                            $ 9.59
Number of units outstanding at end of period           38,274

                                                                       YEAR ENDED DECEMBER 31
                                                       1995         1994         1993        1992     INCEPTION
                                                       ----         ----         ----        ----     ---------
UNIVERSAL FUNDS ASIAN EQUITY
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

UNIVERSAL FUNDS EMERGING MARKETS DEBT
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

UNIVERSAL FUNDS HIGH YIELD
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

UNIVERSAL FUNDS U.S. REAL ESTATE
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN AGGRESSIVE GROWTH
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN GROWTH
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

JANUS ASPEN STRATEGIC VALUE
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

                                                                        YEAR ENDED DECEMBER 31
                                                       2000         1999          1998         1997          1996
                                                       ----         ----          ----         ----          ----
MFS CAPITAL OPPORTUNITIES
Unit value at beginning of period                                        -             -            -             -
Unit value at end of period                             $8.00
Number of units outstanding at end of period          279,091

MFS EMERGING GROWTH
Unit value at beginning of period                                        -             -            -             -
Unit value at end of period                             $8.00
Number of units outstanding at end of period          279,091

MFS INVESTORS TRUST
Unit value at beginning of period                                        -             -            -             -
Unit value at end of period                            $10.14
Number of units outstanding at end of period           56,839

MFS MID CAP GROWTH
Unit value at beginning of period                                        -             -            -             -
Unit value at end of period                             $9.63
Number of units outstanding at end of period          479,615

MFS NEW DISCOVERY
Unit value at beginning of period                                        -             -            -             -
Unit value at end of period                             $9.27
Number of units outstanding at end of period          214,134

SELECT TEN PLUS DIVISION-MARCH
Investment income                                       $0.35        $0.25
Expenses                                                $0.25        $0.21             -            -             -
Net investment income                                   $0.13        $0.04
Net realized and unrealized gains (losses) on
securities                                             (0.04)        $0.20
Net increase (decrease) in unit value                   $0.09        $0.24
Unit value at beginning of period                      $10.24       $10.00
Unit value at end of period                            $10.33       $10.24
Expenses to average net assets                          2.20%        2.20%
Portfolio turnover rate                                37.03%       22.04%
Number of units outstanding at end of period         424,796      664,381

                                                                       YEAR ENDED DECEMBER 31
                                                       1995         1994         1993        1992     INCEPTION
                                                       ----         ----         ----        ----     ---------
MFS CAPITAL OPPORTUNITIES
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

MFS EMERGING GROWTH
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

MFS INVESTORS TRUST
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

MFS MID CAP GROWTH
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

MFS NEW DISCOVERY
Unit value at beginning of period                           -            -           -           -    $10.00
Unit value at end of period
Number of units outstanding at end of period

SELECT TEN PLUS DIVISION-MARCH
Investment income
Expenses                                                    -            -           -           -         -
Net investment income
Net realized and unrealized gains (losses) on
securities
Net increase (decrease) in unit value
Unit value at beginning of period
Unit value at end of period
Expenses to average net assets
Portfolio turnover rate
Number of units outstanding at end of period


                                                                        YEAR ENDED DECEMBER 31
                                                       2000         1999          1998         1997          1996
                                                       ----         ----          ----         ----          ----
SELECT TEN PLUS DIVISION-JUNE
Investment income                                       $0.35        $0.21         $0.14            -             -
Expenses                                                $0.24        $0.17         $0.11
Net investment income                                   $0.14        $0.02         $0.03
Net realized and unrealized gains (losses) on
securities                                              $0.42      ($0.31)         $0.40
Net increase (decrease) in unit value                   $0.56      ($0.29)         $0.43
Unit value at beginning of period                      $10.14       $10.43        $10.00
Unit value at end of period                            $10.70       $10.14        $10.43
Expenses to average net assets                          2.20%        2.20%         2.20%
Portfolio turnover rate                                35.36%       42.96%          .86%
Number of units outstanding at end of period         376,205      634,209       195,841

SELECT TEN PLUS DIVISION-SEPTEMBER
Investment income                                       $0.39        $0.29         $0.07
Expenses                                                $0.66        $0.23         $0.06            -             -
Net investment income                                   $0.18        $0.05         $0.02
Net realized and unrealized gains (losses) on
securities                                              $0.24      ($0.20)         $0.24
Net increase (decrease) in unit value                   $0.42      ($0.15)         $0.26
Unit value at beginning of period                      $10.11       $10.26        $10.00
Unit value at end of period                            $10.53       $10.11        $10.26
Expenses to average net assets                          2.20%        2.20%         2.20%
Portfolio turnover rate                                28.21%       50.49%         1.35%
Number of units outstanding at end of period         652,512    1,111,983     1,072,954

                                                                       YEAR ENDED DECEMBER 31
                                                       1995         1994         1993        1992     INCEPTION
                                                       ----         ----         ----        ----     ---------
SELECT TEN PLUS DIVISION-JUNE
Investment income                                           -            -           -           -
Expenses
Net investment income
Net realized and unrealized gains (losses) on
securities
Net increase (decrease) in unit value                                                                 $10.00
Unit value at beginning of period
Unit value at end of period
Expenses to average net assets
Portfolio turnover rate
Number of units outstanding at end of period

SELECT TEN PLUS DIVISION-SEPTEMBER
Investment income
Expenses                                                    -            -           -           -
Net investment income
Net realized and unrealized gains (losses) on
securities
Net increase (decrease) in unit value
Unit value at beginning of period                                                                     $10.00
Unit value at end of period
Expenses to average net assets
Portfolio turnover rate
Number of units outstanding at end of period

                                                                        YEAR ENDED DECEMBER 31
                                                       2000         1999          1998         1997          1996
                                                       ----         ----          ----         ----          ----
SELECT TEN PLUS DIVISION-DECEMBER
Investment income                                       $0.38        $0.30           $ -
Expenses                                                $0.27        $0.24         $ - *            -             -
Net investment loss                                     $0.18        $0.05       ($ - *)
Net realized and unrealized gains (losses) on
securities                                              $0.19        $0.28       ($0.18)
Net increase (decrease) in unit value                   $0.37        $0.33       ($0.18)
Unit value at beginning of period                      $10.15        $9.82        $10.00
Unit value at end of period                            $10.52       $10.15         $9.82
Expenses to average net assets                          2.20%        2.12%         2.12%
Portfolio turnover rate                                 8.73%       35.78%             -
Number of units outstanding at end of period         585,170    1,291,739     1,478,641
         * Less than $0.01.

                                                                       YEAR ENDED DECEMBER 31
                                                       1995         1994         1993        1992     INCEPTION
                                                       ----         ----         ----        ----     ---------
SELECT TEN PLUS DIVISION-DECEMBER
Investment income
Expenses                                                    -            -           -           -    $10.00
Net investment loss
Net realized and unrealized gains (losses) on
securities
Net increase (decrease) in unit value
Unit value at beginning of period
Unit value at end of period
Expenses to average net assets
Portfolio turnover rate
Number of units outstanding at end of period
         * Less than $0.01.

         * Less than $0.01.

The Unit Value for each Variable Account Option at inception is $10.00. The inception date for the Harris Bretall Sullivan & Smith Equity Growth Option is December 8, 1992. The inception date for the Gabelli Large Cap Value (formerly known as Zweig Asset Allocation), Third Avenue Vaule (formerly known as the Scudder Kemper Value) and Baron Small Cap (formerly known as the Zweig Equity (Small Cap)) Portfolios is December 14, 1992. The inception date for the EAFE7 Equity Index, Equity 500 Index, Small Cap Index, VIP Equity-Income, VIP Contrafund, VIP Growth & Income, VIP Growth Opportunities, Janus Aspen Capital Appreciation, Janus Aspen Balanced, Janus Aspen Worldwide Growth, Janus Aspen Money Market, J.P. Morgan International Opportunities, J.P. Morgan Bond, MSDW Universal Funds Asian Equity, MSDW Universal Funds Emerging Markets Debt, MSDW Universal Funds High Yield, and MSDW Universal Funds U.S. Real Estate Options is October 1, 1997. The inception date for the Select Ten Plus Division June is June 30, 1998. The inception date for the Select Ten Plus Division September is September 30, 1998. The inception date for the Select Ten Plus Division December is December 31, 1998. The inception date for the Select Ten Plus Division March is March 31, 1999. The inception date for the VIP Growth Portfolio and VIP Mid Cap Portfolio is May 1, 1999. The inception date for the Janus Aspen Aggressive Growth, Janus Aspen Growth, MFS Capital Opportunities, MFS Emerging Growth, MFS Investors Trust, MFS Mid Cap Growth, and MFS New Discovery Portfolios is May 1, 2000. The inception date for the Janus Aspen Strategic Value Portfolio is July 10, 2000. The inception date for the Putnam VT Voyager II, Putnam VT International Growth, Putnam VT Growth and Income, Putnam VT Technology, Putnam VT Small Cap Value, Van Kampen Bandwidth & Telecommunications, Van Kampen iotechnology & Pharmaceutical, Van Kampen Internet, Van Kampen Morgan Stanley High-Tech 35, Van Kampen Morgan Stanley U.S. Multinational, Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Money Market, Janus Aspen Core Equity, Janus Aspen International Growth, MFS Research, MFS Investors Growth Stock, and MFS Total Return Portfolios is July 16, 2001. Because the Putnam VT Voyager II, Putnam VT International Growth, Putnam VT Growth and Income, Putnam VT Technology, Putnam VT Small Cap Value, Van Kampen Bandwidth & Telecommunications, Van Kampen Biotechnology & Pharmaceutical, Van Kampen Internet, Van Kampen Morgan Stanley High-Tech 35, Van Kampen Morgan Stanley U.S. Multinational , Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Money Market , Janus Aspen Core Equity, Janus Aspen International Growth, MFS Research, MFS Investors Growth Stock, and MFS Total Return Portfolios had not yet begun operations as of the end of 2000, we have provided no data for these Variable Account Options.

** Financial information prior to November 1, 2000 reflects that of the Portfolio's previous sub-adviser.

APPENDIX B

         ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

                Contribution:    $50,000.00

                GRO Account duration:     7 Years

                Guaranteed Interest Rate: 5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs at the end of the three year period after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. Contingent withdrawal charges don't apply to transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed for these examples that you haven't made any prior partial withdrawals or transfers.

The Market Value Adjustment will be based on the rate we are crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next lower number of complete months. If we don't declare a rate for the exact time remaining, we'll use a formula to find a rate using GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge, which would be calculated separately.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and that at that time, we're crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                                48/12                      48/12
         -0.0551589 = [(1 + .05)      / (1 + .0625 + .0025)     ] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

         -$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:

         $54,688.58 = $57,881.25 - $3,192.67

A withdrawal charge of 6% would be assessed against the $50,000 original contribution:

         $3,000.00 = $50,000.00 X .06

Thus, the amount payable on a full withdrawal would be:

         $51,688.58 = $57,881.25 - $3,192.67 - $3,000.00

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

         $8,682.19 = $57,881.25 X .15

         Free Amount = $8,682.19

The non-free amount would be:

         $11,317.81 = $20,000.00 - $8,682.19

The Market Value Adjustment, which is only applicable to the non-free amount, would be

         - $624.28 = -0.0551589 X $11,317.81

The withdrawal charge would be:

         $762.26 = [($11,317.81+ $624.28)/(1 - .06)] - ($11,317.81+ 624.28)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

         $21,386.54 = $20,000.00 + $624.28 + $762.26

The ending Account Value would be:

         $36,494.71 = $57,881.25 - $21,386.54

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we're crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                              48/12                    48/12
         .0290890 = [(1 + .05)      / (1 + .04 + .0025)     ] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

         $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

         $59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 6% would be assessed against the $50,000 original contribution:

         $3,000.00 = $50,000.00 X .06

Thus, the amount payable on a full withdrawal would be:

         $56,564.96 = $57,881.25 + $1,683.71 - $3,000.00


If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

             Free Amount =    $ 8,682.19

         Non-Free Amount =    $11,317.81

      The Market Value Adjustment would be:

         $329.22 = .0290890 X $11,317.81

      The withdrawal charge would be:

         $701.40 = [($11,317.81 - $329.22)/(1 - .06)] - ($11,317.81 - $329.22)

      Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

         $20,372.18 = $20,000.00 - $329.22 + $701.40

      The ending Account Value would be:

         $37,509.07 = $57,881.25 - $20,372.18

      Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below your premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

THE ABOVE EXAMPLES WILL BE ADJUSTED TO COMPLY WITH APPLICABLE STATE REGULATION REQUIREMENTS FOR CONTRACTS ISSUED IN CERTAIN STATES.

APPENDIX C

ENHANCED EARNINGS BENEFIT CALCULATION EXAMPLE

The following is an additional example of how the Enhanced Earnings Benefit ("EEB") will be calculated and paid.

A.   EEB in conjunction with Highest Anniversary Death Benefit

     Net Premium = $50,000
     Account Value upon presentation of proof of death = $60,000
     Highest Anniversary Value = $70,000
     Gain = $10,000 ($60,000 - $50,000)
     Assume a 40% benefit based on issue age
     EEB Benefit = $4,000 (40% x $10,000)
     Total Payment to Beneficiaries $74,000 ($70,000 + $4,000)

APPENDIX D - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

     Part 1 -   Integrity and Custodian
     Part 2 -   Distribution of the Contract
     Part 3 -   Investment Restrictions and Policies of the Select Ten Plus
                Divisions
     Part 4 -   Management of Separate Account Ten
     Part 5 -   Portfolio Transactions and Brokerage
     Part 6 -   Performance Information
     Part 7 -   Determination of Accumulation Unit Values
     Part 8 -   Tax Favored Retirement Programs
     Part 9 -   Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

--------------------------------------------------------------------------------
Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY  40201-0074
ATTN: Request for SAI of Separate Account II (Pinnacle) and Separate Account Ten

Name:
             -----------------------------------------------------------

Address
             -----------------------------------------------------------

City:                        State:               Zip:
           -----------------           ----------        ---------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 25, 2002

                                       FOR

                                    PINNACLE

                        FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    ISSUED BY

                        INTEGRITY LIFE INSURANCE COMPANY

                                       AND

                     FUNDED THROUGH ITS SEPARATE ACCOUNT II

                                     AND ITS

                              SEPARATE ACCOUNT TEN



                                TABLE OF CONTENTS

                                                                               PAGE
Part 1 - Integrity and Custodian                                                  2
Part 2 - Distribution of the Contracts                                            2
Part 3 - Investment Restrictions and Policies of the Select Ten Plus Divisions    3
Part 4 - Management of Separate Account Ten                                       5
Part 5 - Portfolio Transactions and Brokerage                                     9
Part 6 - Performance Information                                                 10
Part 7 - Determination of Accumulation Unit Values                               14
Part 8 - Tax-Favored Retirement Programs                                         14
Part 9 - Financial Statements                                                    16
Appendix A                                                                       17
Appendix B                                                                       18

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated February 25, 2002. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company (INTEGRITY), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity Life Insurance Company is an Ohio stock life insurance company organized in 1966 that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202. Integrity, the depositor of Separate Account II and Separate Account Ten, is a wholly owned subsidiary of The Western and Southern Life Insurance Company (W&S), a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888. Until March 3, 2000, Integrity was an indirect wholly owned subsidiary of ARM Financial Group, Inc. (ARM).

ARM provided substantially all of the services required to be performed on behalf of Separate Account II since 1994, and on behalf of Separate Account Ten since its inception. Total fees paid to ARM by Integrity for management services, including services applicable to Separate Account II and Separate Account Ten, in 1998 were $27,158,002, in 1999 were $32,545,976, and in 2000 were $3,001,867.

Integrity is the custodian for the shares of Portfolios owned by Separate Account II. State Street KC is the custodian for the shares of stocks owned by Separate Account Ten. The shares are held in book-entry form. Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A+" (Superior) by A.M. Best Company, and has received claims paying ability ratings of "AAA" (Extremely Strong) from Standard & Poor's Corporation, "Aa2" (Excellent) from Moody's Investors Service, Inc., and "AAA" (Highest) from Duff and Phelps Credit Rating Company. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.

During 1999, prior to acquisition by W&S, the following actions were taken by state insurance departments: 1) Integrity's Hawaii certificate of authority was cancelled September 16, 1999 and was reinstated during the fourth quarter of 1999; 2) Integrity agreed effective September 8, 1999 that it would not accept new applications from residents of the state of Colorado without the approval of the Commissioner of the Colorado Division of Insurance; 3) Integrity agreed effective January 20, 2000 that it would not write any general account or guaranteed separate account business in the State of California, and that upon the closing of the W&S acquisition that Integrity would request the consent of the California Insurance Commissioner prior to resumption of writing such business in California; 4) Integrity's certificate of authority was suspended in the State of Nevada effective September 21, 1999; however, the Nevada Division of Insurance advised of the rescission of such Order on March 10, 2000; 5) Integrity agreed effective January 7, 2000 that it would not write any general account business in the State of Florida until the closing of the acquisition by W&S and upon meeting certain statutory surplus requirements; (6) Integrity's North Carolina certificate of authority was restricted to "no new business" effective September 29, 1999.

As a result of the W&S acquisition of Integrity, all of the above restrictions have been lifted, and there are no remaining restrictions on Integrity.

TAX STATUS OF INTEGRITY

Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since the Separate Accounts aren't separate entities from us and their operations form a part of us, they aren't taxed separately as "regulated investment companies" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Accounts are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, the Separate Accounts' investment income, including realized net capital gains, isn't taxed to us. We can make a tax deduction if federal tax laws change to include these items in our taxable income.

PART 2 - DISTRIBUTION OF THE CONTRACTS

Touchstone Securities, Inc., an indirect wholly owned subsidiary of W&S, is the principal underwriter of the contracts. Touchstone Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. Touchstone Securities' address is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. The contracts are offered through Touchstone Securities on a continuous basis.

We generally pay a maximum distribution allowance of 7.5% of initial contributions, plus .50% trail commission paid on Account Value after the eighth Contract Year. The amount of distribution allowances paid to Touchstone Securities, the principal underwriter for the contracts since March 3, 2000, was $3,407,594 for the year ended December 31, 2000. The amount of distribution allowances paid to ARM Securities Corporation, the principal underwriter for the contracts prior to March 3, 2000, was $399,896 for the year ended December 31, 2000, $11,028,481 for the year ended December 31, 1999, and $12,537,715 for the year ended December 31, 1998. Distribution allowances weren't retained by either ARM Securities Corporation or Touchstone Securities, as applicable, during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.

PART 3 - INVESTMENT RESTRICTIONS AND POLICIES OF THE SELECT TEN PLUS DIVISIONS

INVESTMENT RESTRICTIONS

The investment objective of each Division is to seek total return. The Divisions' investment strategy, objective and policies are described in Part II of the prospectus under the captions "Investment Strategy" and "Investment Objective and Policies." The following are the Divisions' fundamental investment limitations, which can't be changed without shareholder approval.

Each Division:

1. May not borrow money, except that each Division may borrow up to 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

2. May not issue senior securities, except as permitted under the 1940 Act. May not act as an underwriter of another issuer's securities, except to the extent that the Divisions may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

3. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

4. May not make loans if, as a result, more than 33 1/3% of that Division's total assets would be lent to other persons, except through
     (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this won't prohibit the Divisions from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The following are the Divisions' non-fundamental operating policies, which may be changed by the Board of Managers of the Divisions without shareholder approval.

Each Division may not:

1. Sell securities short, unless the Division owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff.

2. Purchase securities on margin, except that each Division may obtain such short-term credits as are necessary for the clearance of transactions.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5.   Make any loans other than loans of portfolio securities, except through
     (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

Except for the fundamental investment limitations listed above and the Divisions' investment objective, the other investment policies described in the prospectus and this SAI aren't fundamental and may be changed with the approval of the Divisions' Board of Managers. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Divisions' assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Divisions' assets won't be considered a violation of that restriction.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Divisions' investment strategy, objective, policies and techniques that are described in
Part II of the prospectus under the captions "Investment Strategy," "Investment Objective and Policies" and "Risk Factors."

LENDING OF PORTFOLIO SECURITIES. Each Division is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the investment adviser and sub-adviser determine are qualified, but only when the borrower maintains with the Divisions' custodian bank collateral, either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although each Division is authorized to lend, the Divisions don't presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the investment adviser and sub-adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Divisions will retain authority to terminate any loans at any time. The Divisions may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Divisions will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Divisions will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Divisions' interest.

REPURCHASE AGREEMENTS. The Divisions may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Division buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The investment adviser and sub-adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Divisions' ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the investment adviser reviews the creditworthiness of the banks and non-bank dealers with which any Division enters into repurchase agreements to evaluate those risks. The Divisions may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

PART 4 - MANAGEMENT OF SEPARATE ACCOUNT TEN

BOARD OF MANAGERS OF SEPARATE ACCOUNT TEN

The business and affairs of Separate Account Ten are managed under the direction of a Board of Managers, currently consisting of five (5) members, or Managers, according to a set of rules adopted by the Board of Managers called "Rules and Regulations of Separate Account Ten." The Board of Managers has responsibility for the investment management related operations of Separate Account Ten and matters arising under the 1940 Act. The Board of Managers doesn't have responsibility for the payment of obligations under the contracts and administration of the contracts. These matters are Integrity's responsibility. The day-to-day operations of Separate Account Ten are the responsibility of its officers. The names, addresses, and ages of the Managers and the officers of Separate Account Ten, together with information as to their principal business occupations during the past five years, are listed below.

NAME, AGE, AND ADDRESS OF MANAGER      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------      -------------------------------------------
John R. Lindholm (52)*                 President of Integrity since November
515 West Market Street                 1993; President of National Integrity
Louisville, KY 40202                   since September 1997; Vice President-Chief
                                       Marketing Officer of National Integrity
                                       from November 1993 to September 1997;
                                       Executive Vice President-Chief Marketing
                                       Officer of ARM Financial Group, Inc. from July
                                       1993 to March 2000. Director of The Legends
                                       Fund, Inc. since October 1993. Director of
                                       the mutual funds in the State Bond Group of
                                       mutual funds from  June 1995 to December 1996.

John Katz (63)                         Managing partner, Associated Mezzanine Investors,
10 Hemlock Road                        LLC since March 2000; Director, Nations Flooring,
Hartsdale, NY 10530                    Inc. since March 1998; investment banker since
                                       January 1991. Director of The Legends Fund, Inc.
                                       since November 1992. Director of the mutual
                                       funds in the State Bond Group of mutual funds from
                                       June 1995 to December 1996.

William B. Faulkner (74)               President, William Faulkner & Associates LLC
825 Goodrich Ave.                      (international trade business) since 1986;
St. Paul, MN 55105                     Manager, Carroll Family, LLC (commercial land
                                       development business) since 1996. Director of The
                                       Legends Fund, Inc. since November 1995. Director
                                       of the mutual funds in the State Bond Group of
                                       mutual funds from 1980 to December 1996.

Chris LaVictoire Mahai (46)            Chief Executive Officer, Aveus (an interactive
425 Portland Avenue                    strategy and development firm) since July 1999;
Minneapolis, MN 55488                  President, clavm, inc. (a management consulting
                                       group) since June 1998; Fellow, Poynter Institute
                                       for Media Studies, since June 1998; Board Member
                                       (Cowles Media) Star Tribune Foundation, from
                                       September 1992 to June 1998; Senior Vice President,
                                       Cowles Media Company/Star Tribune, from August 1993
                                       to June 1998; Director of The Legends Fund, Inc.
                                       since February 1998; Director of the mutual funds
                                       in the State Bond Group of mutual funds, June 1984
                                       to December 1996.

Irvin W. Quesenberry, Jr. (53)         Retired; Founder and Managing Director of National
2939 Rainbow Drive                     Asset Management Corporation (investment counseling
Louisville, KY 40206                   firm) from 1979 to 1995**; Member of Louisville
                                       Community Foundation Investment Committee; Board member,
                                       Louisville Water Company, since 1986.

* Mr. Lindholm is an INTERESTED PERSON, as defined in the 1940 Act, by virtue of his position with Integrity Life Insurance Company.

** Mr. Quesenberry no longer has any interest in National Asset Management Corporation.

OFFICERS:

                                       POSITION WITH
NAME, AGE & ADDRESS                    SEPARATE ACCOUNT           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------                    -----------------          -------------------------------------------
Edward J. Haines (54)                  President                  Senior Vice President of Marketing of Integrity Life
515 W. Market Street                                              Insurance Company since March 2000; Senior Vice
Louisville, KY 40202                                              President of Marketing of ARM Financial Group, Inc.
                                                                  from December 1993 until March 2000.

Kevin L. Howard (37)                   Secretary                  Senior Vice President and Counsel of Integrity
515 W. Market Street                                              Life Insurance Company since March 2000; Senior Vice
Louisville, KY  40202                                             President and Counsel of ARM Financial Group, Inc.
                                                                  from October 1998 until March 2000; Assistant
                                                                  General Counsel of ARM Financial Group, Inc. from
                                                                  January 1994 until October 1998.

Don W. Cummings (38)                   Controller                 Chief Financial Officer of Integrity Life
515 W. Market Street                                              Insurance Company since March, 2000; Chief
Louisville, KY 40202                                              Financial Officer, Retail Business Division of
                                                                  ARM Financial Group, Inc. from November, 1996 until
                                                                  March, 2000; Strategic Initiatives Officer of ARM
                                                                  Financial Group, Inc. from April, 1996 until
                                                                  November, 1996; Controller of ARM Financial Group,
                                                                  Inc. from November, 1993 until April, 1996.

Meredith Hettinger (29)                Assistant Secretary        Financial Manager of Integrity Life Insurance
515 W. Market Street                                              Company since March, 2000; Financial Manager of ARM
Louisville, KY 40202                                              Financial Group Inc. from April, 1998 until March,
                                                                  2000; Financial Analyst of ARM Financial Group, Inc.
                                                                  from June, 1995 until April, 1998.

Hope Oliver (26)                       Assistant Secretary        Financial Analyst of Integrity Life Insurance
515 W. Market Street                                              Company since March, 2000; Financial Analyst of
Louisville, KY 40202                                              ARM Financial Group Inc. from August, 1998 until
                                                                  March, 2000; Staff Accountant of McCauley, Nicolas &
                                                                  Company, LLC from January, 1997 until August, 1998.

Separate Account Ten pays Managers who are not interested persons of the Fund Independent Managers fees for serving as Managers. During the fiscal year ended December 31, 2000, Separate Account Ten paid the Independent Managers a combined total of $10,750, exclusive of expenses. Because the investment adviser and the sub-adviser perform substantially all of the services necessary for the operation of Separate Account Ten, Separate Account Ten requires no employees. No officer, director or employee of Integrity Life Insurance Company, National Integrity Life Insurance Company, the investment adviser or the sub-adviser receives any compensation from Separate Account Ten for acting as a Manager.

The Managers are also members of the Board of Directors of The Legends Fund, Inc., an open-end management investment company, which has the same investment adviser as Separate Account Ten.

The following table sets forth for the fiscal year ended December 31, 2000, the compensation to be paid by Separate Account Ten to the Independent Managers. Managers who are interested persons, as defined in the 1940 Act, receive no compensation from Separate Account Ten.

                                                   PENSION OR                                    TOTAL
                                                   RETIREMENT BENEFITS                           COMPENSATION FROM
                             AGGREGATE             ACCRUED AS PART OF     ESTIMATED ANNUAL       SEPARATE ACCOUNT
                             COMPENSATION FROM     SEPARATE ACCOUNT TEN   BENEFITS UPON          TEN PAID TO
NAME OF MANAGER              SEPARATE ACCOUNT TEN  EXPENSE                RETIREMENT             MANAGERS
---------------              --------------------  ---------------------  ----------------       -----------------
William B. Faulkner          $2,500                None                   N/A                    $2,500
John Katz                    $3,000                None                   N/A                    $3,000
Chris L. Mahai               $3,000                None                   N/A                    $3,000
Irvin W. Quesenberry, Jr.    $2,250                None                   N/A                    $2,250

As of December 31, 2000, the Managers of Separate Account Ten as a group, owned less than 1% of the outstanding membership interests of the Fund.

The following individuals own 5% or more of one of the Divisions' units as of October 18, 2001:

SELECT TEN PLUS DIVISION - MARCH

NAME                       ADDRESS                            PERCENTAGE OWNERSHIP
----                       -------                            --------------------
Effie D. Sumrall           823 Fraser Street                  7.11%
                           Aurora, CA

SELECT TEN PLUS DIVISION - JUNE

NAME                       ADDRESS                            PERCENTAGE OWNERSHIP
----                       -------                            --------------------
Victoria Grossman          111 Colfax Road                    5.66%
                           Skillman, NJ

SELECT TEN PLUS DIVISION - SEPTEMBER

NAME                       ADDRESS                            PERCENTAGE OWNERSHIP
----                       -------                            --------------------
Family Trust Lambert       Sun Valley, ID                     5.75%

Separate Account Ten, its investment adviser and principal underwriter have adopted codes of ethics under rule 17j-1 of the 1940 Act, and personnel subject to these codes are permitted, in certain circumstances, to invest in securities, including securities that may be purchased or held by Separate Account Ten.

THE INVESTMENT ADVISER

Touchstone Advisors is the investment adviser to Separate Account Ten under an investment advisory agreement. Touchstone Advisors is an indirect wholly owned subsidiary of W&S and is registered as an investment adviser under the Investment Advisers Act of 1940. Its offices are located at 311 Pike Street, Cincinnati, Ohio 45202.

Subject to the direction of the Board of Managers, Touchstone Advisors is responsible for providing all supervisory and management services reasonably necessary for the operation of Separate Account Ten other than those investment advisory services performed by the sub-adviser. These services include, but aren't limited to, (i) coordinating all matters relating to the functions of the sub-adviser, custodian, accountants, attorneys, and other parties performing services or operational functions for Separate Account Ten, (ii) providing Separate Account Ten, at Touchstone Advisor's expense, with the services of a adequate competent staff to perform such administrative and clerical functions as are necessary to provide effective supervision and administration of Separate Account Ten, (iii) making its officers and employees available to the Board of Managers and officers of Separate Account Ten for consultation and discussions regarding the supervision and administration of Separate Account Ten, (iv) maintaining or supervising the maintenance by the sub-adviser or third parties approved by Separate Account Ten of such books and records as may be required by applicable federal or state law, (v) preparing or supervising the preparation by third parties approved by Separate Account Ten of all federal, state and local tax returns and reports of Separate Account Ten required by applicable law, (vi) preparing, filing and arranging for the distribution of proxy materials and periodic reports to owners as required by applicable law, (vii) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (viii) taking such other action with respect to Separate Account Ten as may be required by applicable law, including without limitation, the rules and regulations of the SEC and other regulatory agencies, and (ix) providing Separate Account Ten, at Touchstone Advisor's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for its operations as contemplated in the investment advisory agreement. Other responsibilities of Touchstone Advisors are described in the prospectus.

Touchstone Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Division's assets and the purchase and sale of securities for the Divisions if at any time a sub-adviser isn't engaged to manage the Divisions' assets. If that should occur, Touchstone Advisors will be entitled to a fee that would otherwise be paid to the sub-adviser. This fee would be in addition to its usual compensation for services as investment adviser. The Divisions pay Touchstone Advisors a monthly fee based on an annual rate of .50% of the Division's average daily net assets. Touchstone Advisors will pay a portion of those fees to National Asset Management Corporation (NATIONAL ASSET) for its services under the sub-advisory agreement at an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Touchstone Advisers has guaranteed that it or an affiliate will pay an annual minimum sub-advisory fee of $50,000 to National Asset.

Touchstone Advisors has agreed to reimburse the Divisions for operating expenses (excluding management fees) above an annual rate of .35% of average net assets for the Divisions. Touchstone Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but has no current intention to do so during 2001.

The following tables show the amount of advisory fees the Divisions paid to Touchstone Advisors, Separate Account Ten's investment adviser since March 3, 2000, to Integrity Capital Advisors, Separate Account Ten's investment adviser until March 3, 2000, the amount of sub-advisory fees Touchstone Advisors paid to National Asset for the period ended December 31, 2000, and the amount of sub-advisory fees Integrity Capital Advisors paid to National Asset, for the periods ended December 31, 1998, December 31, 1999 and December 31, 2000.

                                           AMOUNT DIVISION PAID TO INTEGRITY      AMOUNT INTEGRITY CAPITAL ADVISORS
PERIOD ENDED DECEMBER 31, 1998                     CAPITAL ADVISORS                    PAID TO NATIONAL ASSET
------------------------------             ----------------------------------     ---------------------------------
Select Ten Plus Division-March                            $0                                     $0
Select Ten Plus Division-June                          $4,990.01                              $3,992.04
Select Ten Plus Division-September                    $14,134.01                              $2,826.84
Select Ten Plus Division-December                        $199                                    $0

                                           AMOUNT DIVISION PAID TO INTEGRITY      AMOUNT INTEGRITY CAPITAL ADVISORS
PERIOD ENDED DECEMBER 31, 1999                     CAPITAL ADVISORS                    PAID TO NATIONAL ASSET
------------------------------             ----------------------------------     ---------------------------------
Select Ten Plus Division-March                        $31,558.49                              $6,311.65
Select Ten Plus Division-June                         $24,047.31                              $4,809.47
Select Ten Plus Division-September                    $57,325.43                             $11,465.11
Select Ten Plus Division-December                     $72,975.62                             $14,594.85

                                           AMOUNT DIVISION PAID TO INTEGRITY      AMOUNT INTEGRITY CAPITAL ADVISORS
PERIOD ENDED DECEMBER 31, 2000                     CAPITAL ADVISORS                    PAID TO NATIONAL ASSET
------------------------------             ----------------------------------     ---------------------------------
Select Ten Plus Division-March                         $3,857.36                               $964.34
Select Ten Plus Division-June                          $3,573.23                               $893.32
Select Ten Plus Division-September                     $6,376.45                              $1,594.09
Select Ten Plus Division-December                      $7,122.38                              $1,780.57

                                          AMOUNT DIVISION PAID TO TOUCHSTONE     AMOUNT TOUCHSTONE ADVISORS PAID TO
PERIOD ENDED DECEMBER 31, 2000                         ADVISORS                            NATIONAL ASSET
------------------------------             ----------------------------------     ---------------------------------
Select Ten Plus Division-March                        $15,118.37                              $3,779.52
Select Ten Plus Division-June                         $13,184.62                              $3,296.19
Select Ten Plus Division-September                    $23,936.44                              $5,984.22
Select Ten Plus Division-December                     $21,758.30                              $5,439.56

THE SUB-ADVISER

National Asset is the sub-adviser to the Divisions and in that capacity provides investment advisory services for the Divisions including security selection. Under the supervision of the Board of Managers and Touchstone Advisors, National Asset will provide a continuous investment program for the Divisions and will determine the composition of its assets, including determinations about the purchase, retention and sale of securities, cash and other investments contained in the Division's portfolio. National Asset will also provide investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Division's assets. National Asset will receive a monthly fee for its services based on an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Touchstone Advisers has guaranteed it or an affiliate will pay a minimum annual sub-advisory fee of $50,000 to National Asset, beginning March 3, 2000. The tables above show actual sub-advisory fee amounts paid during 1998, 1999 and 2000.

On April 18, 2001, National Asset completed its merger with a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP, which is headquartered in Atlanta and London, is the largest publicly traded asset management firm in the world. In the transaction, AMVESCAP acquired all the outstanding shares of National Asset. As a result of the transaction, National Asset's business is now conducted by the National Asset Management Division of INVESCO, Inc. INVESCO manages more than $93 billion in assets for institutional investors, and offers a broad range of investment services. The main place of business of INVESCO is 1315 Peachtree Street, N.E., Suite 300, Atlanta, Georgia 30309.

Under the Investment Company Act of 1940, the merger resulted in an "assignment" of the existing sub-advisory agreement between National Asset and Touchstone Advisers, and, consequently, the automatic termination of the sub-advisory agreement at the closing of the merger. Because the contract owners of Separate Account Ten did not approve a new sub-advisory agreement prior to the closing of the merger, the Board of Managers approved an interim sub-advisory agreement that will be effective until the contract owners approve a new sub-advisory agreement. The terms of the interim sub-advisory agreement are substantially the same as the terms of the prior sub-advisory agreement. The merger is not expected to affect the daily operations of the Divisions or the investment management activities of the Divisions' investment adviser.

PART 5 - PORTFOLIO TRANSACTIONS AND BROKERAGE

National Asset makes investment decisions for the Divisions, under the supervision of the Board of Managers of Separate Account Ten and Touchstone Advisors. National Asset has investment advisory clients other than the Divisions. A particular security may be bought or sold by National Asset for certain clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, each day's transactions in that security are, as much as possible, allocated between the clients in a manner deemed fair and reasonable by National Asset. Although there is no specified formula for allocating these transactions, the various allocation methods used by National Asset, and the results of those allocations, are subject to the periodic review by Touchstone Advisors and the Board of Managers of Separate Account Ten.

National Asset places all orders for the purchase and sale of securities, options, and futures contracts for the Divisions through a substantial number of brokers and dealers. In executing transactions, National Asset will attempt to obtain the best execution for the Divisions, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In making purchases and sales of securities on U.S. stock exchanges for the Divisions, National Asset may pay higher commission rates than the lowest available when National Asset believes there is value in doing so in the form of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and National Asset may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the advisers' clients. Consistent with this practice, National Asset may receive research services for the Divisions from many broker-dealers with which National Asset places the Divisions' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to National Asset and its affiliates in advising its various clients (including the Divisions), although not all of these services are necessarily useful and of value in managing the Divisions. The sub-advisory fee paid by Touchstone Advisors to National Asset isn't reduced because National Asset and its affiliates receive such services.

Section 28(e) of the Securities Exchange Act of 1934, allows National Asset to cause the Divisions to pay a broker-dealer a disclosed commission for handling a securities transaction for the Divisions that is more than the commission that another broker-dealer would have charged for the same transaction because of the value of the "brokerage and research services" provided by the broker-dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (e.g., clearance, settlement, and custody).

National Asset may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of National Asset where, in the judgment of National Asset, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the investment adviser or sub-adviser, or, if it is also a broker-dealer, the sub-adviser, may be paid for handling portfolio transactions for an account on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker that isn't an "associated person" of the affiliated broker-dealer or sub-adviser, and if there is in effect a written contract between the sub-adviser and the account expressly permitting the affiliated broker-dealer or sub-adviser to receive payment. The sub-advisory agreement provides that National Asset may retain compensation on transactions effected for the Divisions in accordance with the terms of these rules.

SEC rules further require that commissions paid to an affiliated broker-dealer or sub-adviser by the account on exchange transactions not exceed "usual and customary brokerage commission". The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time". The Board of Managers has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with National Asset and will review these procedures periodically.

PART 6 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its units in advertisements or in other information furnished to shareholders. The Janus Aspen Money Market Option may also from time to time include the Yield and Effective Yield of its units in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there is no guarantee that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if applicable. Total returns may be shown at the same time that don't take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

Nonstandardized "total return" will be calculated in a similar manner and for the same time periods as the average annual total return and for three years except total return will assume an initial investment of $50,000 and won't reflect the deduction of any applicable contingent withdrawal charge, which, if reflected, would decrease the level of performance shown. The contingent withdrawal charge isn't reflected because the contracts are designed for long term investment. We use an assumed initial investment of $50,000 because that figure more closely approximates the size of a typical contract than does the $1,000 figure used in calculating the standardized average annual total return quotations. The amount of the hypothetical initial investment assumed affects performance because the annual administrative charge is a fixed per contract charge. For purposes of determining these investment results, the actual investment performance of each fund is reflected as of the date each fund commenced operations, although the Contracts weren't available at that time.

An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because the performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror the actual performance, even though the end result will be the same. Investors should realize that the Option's performance isn't constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula:
P(1+T) TO THE POWER OF n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or the imposition of any contingent withdrawal charge. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD may be calculated for the Janus Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

   Effective Yield = {(Base Period Return) + 1) TO THE POWER OF 365/7} - 1

PLEASE SEE APPENDIX A FOR SEC STANDARDIZED PERFORMANCE DATA, AND APPENDIX B FOR NON-STANDARDIZED PERFORMANCE DATA.

PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. (LIPPER) or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally don't reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may, from time to time, also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGE'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Option's units against certain widely recognized standards or indices for stock and bond market performance. Following are representative indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the total market value of 500 stocks compared to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International All Country World Index Free (ex-U.S.) is an unmanaged index that measures developed and emerging foreign stock market performance.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues aren't included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Historical data supplied by the research departments of various broker dealers, analysts or pricing services, including but not limited to First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch and Bloomberg L.P.

In reports or other communications to shareholders, the Funds may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI, or (4) data developed by Integrity or any of the sub-advisers derived from such indices or averages.

For those Variable Account Options which haven't been investment divisions within the Separate Accounts for one of the quoted periods, the standardized average annual total return and nonstandardized total return quotations will show the investment performance those Options would have achieved (reduced by the applicable charges) if they had been investment divisions within the Separate Accounts for the period quoted.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

Integrity may, from time to time, use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. These illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We can republish figures independently provided by Morningstar or any similar agency or service.

PART 7 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Option's accumulation unit value is calculated separately. For all Options other than the Janus Money Market Option, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units. For the Janus Money Market Option, accumulation unit value is computed by dividing the value of the investments and other assets minus liabilities by the number of units outstanding. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

PART 8 - TAX-FAVORED RETIREMENT PROGRAMS

The contracts described in this Prospectus may be used in connection with certain tax-favored retirement programs, for groups and for individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who hasn't reached age 70 1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are limited on the amount that may be contributed, the persons who may be eligible, and the time when distributions may begin. An individual may also roll over amounts distributed from another Traditional IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The owner will be deemed to have consented to any other amendment unless the owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are limited on the amount that may be contributed, the persons who are eligible to contribute, and the time when tax-favored distributions may begin. An individual may also roll over amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract that apply to Roth IRAs. Any amendment made to comply with provisions of the Code and related regulations may be made without your consent. The owner will be deemed to have consented to any other amendment unless the owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we don't issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by employees of public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract isn't intended to accept other than employee contributions. Such contributions aren't counted as part of the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). The Code also sets forth additional restrictions governing such items as transferability, distributions and withdrawals. An employee under this type of plan should consult a tax adviser as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to also establish tax-favored retirement plans for themselves and their employees. Tax-favored retirement plans may permit the purchase of the contract to provide benefits under the plans. Employers intending to use the contract in connection with tax-favored plans should seek competent advice. Integrity doesn't administer these types of plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g) provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Loans to employees may be permitted under such plans; however, a Section 457 plan isn't required to allow loans. Contributions to a contract in connection with an eligible government plan are limited. Those who intend to use the contracts in connection with such plans should seek competent advice. Integrity doesn't administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMs

Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70 1/2, or (ii) the calendar year in which the employee retires. Participants in Traditional IRAs must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 70 1/2. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution of minimum amounts from Roth IRAs when the owner reaches age 70 1/2.

Distributions from a tax-favored plan (not including a Traditional IRA or a Roth
IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the payee directs the transfer of the amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the payee doesn't elect to have withholding apply.

We aren't permitted to make distributions from a contract unless you make a request. It's your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules.

This description of the federal income tax consequences of the different types of tax-favored retirement plans that can be funded by the contract is only a brief summary and isn't intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective owner considering adopting a plan and buying a contract to fund the plan should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 9 - FINANCIAL STATEMENTS

Ernst & Young LLP, 250 East Fifth Street, Cincinnati, Ohio 45202 is our independent auditor and serves as independent auditor of the Separate Accounts. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of Separate Account II and Separate Account Ten as of December 31, 2000, and for the periods indicated in the financial statements, and the statutory-basis financial statements of Integrity as of and for the years ended December 31, 2000 and 1999 included herein have been audited by Ernst & Young LLP as set forth in their reports.

The financial statements of Integrity should be distinguished from the financial statements of the Separate Accounts and should be considered only as they relate to the ability of Integrity to meet its obligations under the contracts. They shouldn't be considered as relating to the investment performance of the assets held in the Separate Accounts.